As filed with the Securities and Exchange Commission on January 26, 2018
 File Nos. 333-192991and 811-22922

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549
FORM N-1A

REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒
and/or
REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 16	☒

(Check appropriate box or boxes)
Aspiration Funds
 (Exact Name of Registrant as Specified in Charter)
4551 Glencoe Avenue
Marina Del Rey, CA 90292
 (Address of Principal Executive Offices)
252-972-9922
 (Registrant's Telephone Number, including Area Code)
Matthew J. Beck
116 S. Franklin Street, P.O. Box 69, Rocky Mount, North Carolina 27802
(Name and Address of Agent for Service)

With a copy to:
Mark Perlow
Dechert, LLP
One Bush Street
Suite 1600
 San Francisco, CA 94104

Approximate Date of Proposed Public Offering:	As soon as practicable after the effective
date of this Registration Statement

It is proposed that this filing will become effective: (check appropriate box)

[   ] immediately upon filing pursuant to paragraph (b)
[X] on January 28, 2018 pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485

ASPIRATION FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration statement consists of the following papers and documents:

Cover Sheet
Contents of Registration Statement
Aspiration Flagship Fund
 Aspiration Redwood Fund
Part A – Prospectus
Part B – Statement of Additional Information
Part C – Other Information and Signature Page
Exhibit Index
Exhibits

____________________________________________

The Aspiration Funds

Aspiration Flagship Fund
Ticker Symbol: ASPFX

Aspiration Redwood Fund
Ticker Symbol: REDWX

Each a series of
Aspiration Funds

____________________________________________

PROSPECTUS
January 28, 2018

This prospectus contains information about the Aspiration Funds that you should know before investing. You should read this prospectus carefully before you invest or send money, and keep it for future reference. For questions, please call (800) 683-8529.

Investment Advisor

Aspiration Fund Adviser, LLC
4551 Glencoe Avenue
Marina Del Rey, CA 90292

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SUMMARIES	2
Aspiration Flagship Fund	2
Aspiration Redwood Fund	13
PRINCIPAL INVESTMENT OBJECTIVES AND STRATEGIES	23
Principal Investment Objectives	23
Principal Investment Strategies for the Aspiration Flagship Fund	23
Principal Investment Risks of the Aspiration Flagship Fund	24
Principal Investment Strategies for the Aspiration Redwood Fund	3 2
Principal Investment Risks of the Aspiration Redwood Fund	3 3
Portfolio Holdings Disclosure	3 6
MANAGEMENT OF THE FUNDS	3 7
Investment Adviser	3 7
Aspiration Flagship Fund	3 7
Aspiration Redwood Fund	3 8
Service Providers	3 9
YOUR ACCOUNT	40
Pricing Your Shares	40
How To Purchase Shares	4 1
How To Redeem Shares	4 3
Minimum Account Balance	4 5
Distribution of Shares	4 5
Market Timing Policy	4 6
DIVIDENDS AND DISTRIBUTIONS	4 6
TAXES	4 7
Distributions	4 7
FINANCIAL HIGHLIGHTS	4 9

Fund Summaries

Aspiration Flagship Fund

Investment Objective: The primary investment objective of the Aspiration Flagship Fund (the "Fund") is to seek long-term capital appreciation by providing risk-adjusted returns.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.00%	2.00%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%
Other Expenses	5.15%	5.15%
Acquired Fund Fees and Expenses[2]	1.05%	1.05%
Total Annual Fund Operating Expenses	6.45%	8.45%
Expense Reimbursements	(4.90%)	(4.90%)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements[3]	1.55%	3.55%
1. Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the "Adviser") and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2% of the value of the account. This range is reflected in the above columns. These amounts will not be deducted from Fund assets, and are not a Fund expense. Therefore, they are not covered by the Expense Limitation Agreement detailed in Footnote 3 to this table.
2.  These are expenses indirectly incurred by the Fund as a result of investing in one or more underlying investment companies (i.e., fees the Fund pays as a shareholder of the underlying investment companies).

3. The Adviser has signed an Expense Limitation Agreement ("Agreement") with the Fund under which it agrees to limit annual fund operating expenses to 0.50% ("Maximum Operating Expense Limit").  The Adviser will do this by reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees.  The Fund also incurs certain indirect expenses, and expenses paid by the Fund when it invests as a shareholder in underlying investment companies, as mentioned in Footnote 2. The Adviser has agreed to waive or reimburse 12b-1 fees, but has not agreed to waive or reimburse other indirect expenses, nor has the Adviser agreed to reimburse the Fund for any taxes it may pay.  Because the Adviser is not obligated under the Agreement to pay these expenses, the Fund's annual fund operating expenses may actually exceed the Maximum Operating Expense Limit.  The Agreement cannot be terminated by the Adviser prior to January 31, 201 9 at which time the Adviser will determine whether to renew or revise the agreement.  The Board of Trustees may terminate the Agreement at any time.  Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the initial Agreement.
2

Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods, and that you made either no payment to the Fund's adviser or the maximum annual payment of 2% of the value of your account. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the expense reimbursement only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Assuming No Payments to the Adviser	$158	$1,473	$2,750	$5,785
Assuming a Payment of 2% of the Value of the Shareholder's Account	$358	$2,013	$3,557	$6,973

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when they buy and sell securities (or "turns over" their portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's investment return. During the most recent fiscal year, the Fund's portfolio turnover rate was 13.99% of the average value of its assets and the Fund's investments in certain short-duration assets.

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Principal Investment Strategies
The Adviser adheres to the philosophy that any well balanced wealth portfolio should include an allocation to alternative strategies.  The Fund seeks to deliver risk-adjusted returns while providing investors with lower volatility than, and lower correlation with, traditional long-only equity and bond portfolios.  Unlike the Fund, a long-only portfolio owns or holds individual securities – it does not employ strategies such as selling short those securities anticipated to decline in value. The Fund is designed to complement traditional long-only equity and bond portfolios.
The Fund seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including open-end funds, exchange-traded funds ("ETFs") and closed-end funds that emphasize alternative strategies, such as funds that sell securities short; employ asset allocation, managed futures, arbitrage and/or option-hedged strategies; or that invest in distressed securities, the natural resources sector and business development companies ("BDCs").
Emerald Separate Account Management, LLC (the "Sub-Adviser") purchases and sells underlying funds based upon criteria which include, but are not limited to, correlation with other portfolio holdings and major indices, risk-adjusted returns believed to help the Fund achieve its goals, portfolio diversification, manager diligence, expense ratios and compliance with the Fund's investment restrictions.

In addition to employing alternative strategies such as those described above, the underlying funds may invest in equities such as common stocks, preferred stocks, securities convertible into stocks (domestic and foreign); fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); or in any combination of the foregoing.  The Fund uses a flexible approach to selecting investments and is not limited by an underlying fund's investment style.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective.  The value of the Fund's investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary.  You could lose money on your investment in the Fund, or the Fund could perform worse than other investments.  Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.  Below are the principal risks of investing in the Fund.
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Correlation Risk. While the Adviser seeks to invest the Fund's assets in underlying funds that are uncorrelated with each other or with fixed income or equity indices, there can be no assurance that the Sub-Adviser's expectations regarding such limited correlations will prove correct. Underlying funds' correlations may be much higher in times of general market turmoil.

Investment Company Risk.  Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser and Sub-Adviser have no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to net asset value ("NAV"), which may affect the Fund's ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.  Finally, the Investment Company Act of 1940 imposes certain limitations on a fund's investments in other investment companies.  These limitations may limit the amount the Fund may invest in certain investment companies.
Allocation Risk. In managing the Fund, the Adviser has the authority to select and allocate assets among underlying funds. The Fund is subject to the risk that the Sub -Adviser's decisions regarding asset classes and selection of underlying funds will not anticipate market trends successfully.
Underlying Fund Concentration Risk.  The Fund may invest in investment companies that concentrate in a particular industry (i.e., real estate) or industry sector (i.e., natural resources).  Investments within a single industry or sector may be affected by developments within that industry or sector.
Leveraging Risk. An underlying fund may borrow money to increase its holdings of portfolio securities.  Leveraging can exaggerate the effect of any increase or decrease in the value of portfolio securities held by that fund.
Foreign Investing and Emerging Markets Risk.  The Fund may invest in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.  These risks are magnified in investments in emerging markets.  Some underlying fund investments may be denominated in foreign (non- U.S.) currencies.  There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar.
5

Convertible Securities Risk.  The Fund may invest in investment companies that invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.
Business Development Company Risk.  BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value.  BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.
High Yield Risk.  As a result of its investments in investment companies that invest in high yield securities (securities rated "BB" or below by S&P or "Ba" or below by Moody's) and unrated securities of similar credit quality (commonly known as "junk bonds"), the Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities.
Liquidity Risk.  The Fund's investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price.  Shares of an underlying fund held by the Fund in excess of 1% of the underlying fund's outstanding shares are considered illiquid.
Market Risk.  The Fund's investments will face risks related to investments in securities in general and the daily fluctuations in the securities markets.
Commodities Risk. An underlying fund may invest in commodities, and commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.
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ETF Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall with changes in the securities markets and, with respect to index-linked ETFs, with changes in the value of an underlying index.  In addition, the price movement of an index-linked ETF may not track the underlying index and may result in a loss.
Distressed Companies Risk.  The risk associated with an underlying fund investing in distressed companies is that a merger or other restructuring, or a tender or exchange offer, that was proposed or pending at the time the underlying fund invested in the distressed company may not be executed with the terms or within the time frame anticipated, resulting in losses to the underlying fund and as a result, the Fund .
Alternative Asset Class Risk.  The Fund may invest in underlying funds that invest in certain highly volatile alternative asset classes. Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.

Long/Short Selling Risk.  The Fund may invest in underlying funds that take long and short positions in different securities, and may invest in such underlying funds as a part of its principal investment strategy.  There are risks involved with selling securities short.  The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover short positions.  The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The underlying fund may be required to pay a premium, dividend or interest.
Arbitrage Risk. An arbitrage strategy has the risk that anticipated opportunities may fail to yield expected returns and that an underlying fund's manager may incorrectly identify market inefficiencies or mispricing of securities. To the extent an underlying fund engages in merger arbitrage, targeted reorganizations may be renegotiated or fail to close, resulting in losses to the underlying fund.
Derivatives Risk.  Derivative transactions, including options on securities and securities indices and other transactions in which an underlying fund may engage (such as futures contracts and options thereon and swaps), may subject the underlying fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the underlying fund's securities holdings and indices upon which derivative transactions are based.  Derivative transactions may subject the underlying fund to increased credit risk with respect to the counterparties to the derivatives contracts purchased by the underlying fund.

7

Futures Risk. Use of futures contracts by underlying funds may cause the value of the Fund's shares to be more volatile. Futures contracts held by underlying funds indirectly expose those funds to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.
Natural Resources Risk.  The Fund may invest in investment companies that invest primarily in the natural resources sector.  The values of natural resources are affected by numerous factors including events occurring in nature and international politics.  For example, events in nature, such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby affect the value of companies involved in that natural resource.
Equity Securities Risk. The Fund may invest in investment companies that invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.
Bonds and Other Fixed Income Securities Risk . The Fund may invest in investment companies that invest in bonds and/or other fixed income securities. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.
Management Risk.  There is a risk that the investment strategies, techniques and risk analysis employed by the Sub-Adviser may not produce the desired results.  The Adviser believes that most of its clients will pay a reasonable and fair advisory fee.  If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser and the S ub- A dviser, may not be able to continue to render services to the Fund.  If the Adviser is not able to pay Fund expenses required under the Fund's Expense Limitation Agreement, the Adviser may have to resign as A dviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the Fund may cause shareholders to liquidate or transfer their investments at inopportune times.

8

Cybersecurity Risk. As part of their business, the Adviser process, store and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, the Sub-Adviser, or third-party service providers or the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Adviser, the Sub-Adviser, or third-party service providers or the Fund have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Performance

The following bar chart shows how the Fund's investment results have varied over the past three calendar years and the following table shows how the fund's average annual total returns compared to that of a broad measure of market performance since the Fund's inception.  This information provides some indication of the risks of investing in the Fund. All figures assume distributions were reinvested.  Keep in mind that future performance may differ from past performance. Investors in the Fund are clients of the Adviser and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2% of the value of the account.  The following performance information is presented with both a 0% and 2% management fee. Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually.  Updated performance information is available at no cost by calling (800) 683-8529 (toll free) or by visiting www.aspiration.com.

[Charts on the Next Page]
9

Calendar Year Returns
(with 0% assumed management fee reduction)
Calendar Year Returns
(with 2.00% assumed management fee reduction)

10

Highest and Lowest Quarterly Returns with 0% Management Fee
Highest return for a quarter	1.98%	Quarter ended December 31, 2014
Lowest return for a quarter	-3.18%	Quarter ended September 30, 2015

Highest and Lowest Quarterly Returns with 2% Management Fee
Highest return for a quarter	-0.02%	Quarter ended December 31, 2014
Lowest return for a quarter	-5.18%	Quarter ended September 30, 2015

Average Annual Total Returns Periods Ended December 31, 201 7	Past 1 Year	Since Inception*
Aspiration Flagship Fund – Without maximum assumed contribution reduction (0.00% management fee) Before Taxes After taxes on distributions After taxes on distributions and sale of shares	5.06% 4.58% 2.86%	2.14% 1.57% 1.41%
Aspiration Flagship Fund – With maximum assumed contribution reduction (2.00% management fee) Before Taxes After taxes on distributions After taxes on distributions and sale of shares	3.06% 2.58% 0.86%	0.14% 0.43% 0.59%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	21.83%	1.97%
* The Fund commenced operations on October 14, 2014.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
11

Portfolio Management

Investment Adviser
Aspiration Fund Adviser, LLC

Investment Sub-Adviser
Emerald Separate Account Management, LLC

Sub-Adviser Portfolio Managers
Joseph Besecker Portfolio Manager Since 10/2014	Joseph Witthohn Portfolio Manager Since 10/2014

Manager of Managers

The Fund obtained regulatory authority to hire one or more additional sub-advisers to manage portions of the Fund's portfolio without obtaining the approval of Fund shareholders. The Fund will notify all shareholders before making any changes to its Sub-Advisers .

Buying and Selling Fund Shares

Minimum Initial Investment:	$100
Minimum Additional Investment:	$1

Shares of the Fund are only available to clients of Aspiration Fund Adviser, LLC.  Before investing in the Fund, you should carefully review the Fund's prospectus together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser's services (such as the Adviser's firm brochure or its advisory agreement with you).  You can buy or sell other shares of the Fund on any business day on which the Fund is open.  You can pay for shares via an Automated Clearing House ("ACH") transfer from your bank.  For information about purchasing Fund shares, visit www.aspiration.com.

Dividends, Capital Gains and Taxes

The Fund will make distributions that will generally be taxable to you as ordinary income or capital gains, unless your investment is held in an IRA, 401(k) or other tax-advantaged investment plan.  However, you may be subject to tax on those distributions when you withdraw monies from a tax-advantaged plan.
12

Aspiration Redwood Fund

Investment Objective: The primary investment objective of the Aspiration Redwood Fund (the "Fund") is to maximize total return, consisting of capital appreciation and current income.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	0%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	0%
Redemption Fee (as a percentage of amount redeemed)	0%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees [1]	0.00%	2.00%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%
Other Expenses	2.40%	2.40%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%
Total Annual Fund Operating Expenses	2.66%	4.66%
Expense Reimbursements	(2.15%)	(2.15%)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements[3]	0.51%	2.51%
1. Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the "Adviser") and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2.00% of the value of the account. This range is reflected in the above columns. These amounts will not be deducted from Fund assets.
2.  These are expenses indirectly incurred by the Fund as a result of investing in one or more underlying investment companies (i.e., fees the Fund pays as a shareholder of the underlying investment compa nies ).
3.  The Advise r has signed an Expense Limitation Agreement ("Agreement") with the Fund under which it agrees to limit annual fund operating expenses to 0.50% ("Maximum Operating Expense Limit").  The Adviser will do this by reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees.  The Fund also incurs certain indirect expenses, and expenses paid by the Fund when it invests as a shareholder in underlying investment companies, as mentioned in Footnote 2. The Adviser has agreed to waive or reimburse 12b-1 fees, but has not agreed to waive or reimburse other indirect expenses, nor has the Adviser agreed to reimburse the Fund for any taxes it may pay.  Because the Adviser is not obligated under the Agreement to pay these expenses, the Fund's annual fund operating expenses may actually exceed the Maximum Operating Expense Limit.  The Agreement cannot be terminated by the Adviser prior to January 31, 201 9 at which time the Adviser will determine whether to renew or revise the agreement.  The Board of Trustees may terminate the Agreement at any time. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the initial Agreement.
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Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods, and that you made either no payment to the Fund's adviser or the maximum annual payment of 2% of the value of your account. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the expense reimbursement only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Assuming no Payments to the Adviser	$52	$621	$1,217	$2,833
Assuming a Payment of 2.00 % of the Value of the Shareholder's Account	$254	$1,213	$2,178	$4,619

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio.) A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 131.83 % of the average value of its assets.

Principal Investment Strategies

To achieve its investment objective, the Fund invests in, or seeks exposure to, companies based on various financial factors and fundamental sustainability factors such as environmental, social and governance performance of such companies.  The Fund invests in equity securities, which include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.  The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.
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Management Process
UBS Asset Management (Americas) Inc. (the "Sub-Adviser) bases investment decisions upon price/value discrepancies as identified by the Sub-Adviser's fundamental valuation process.  In selecting securities for the portion of the Fund that is managed according to the Sub-Adviser's fundamental valuation process, the Sub-Adviser focuses on, among other considerations, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser's assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Sub-Adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries with attractive relative price/value characteristics.

The Sub-Adviser will employ both a positive and negative screening process in selecting securities for the Fund. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that the Sub-Adviser believes confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are material extra-financial factors that evaluate the environmental, social and governance performance of companies that, along with more traditional financial analytics, identify companies that the Sub-Adviser believes will provide sustained, long-term value. The Sub-Adviser believes that the sustainability strategy provides the Fund with a high quality portfolio and mitigates risk.
15

The Sub-Adviser also applies a negative screening process that will exclude from the Fund's portfolio securities with more than 5% of sales in industries such as alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography, and will entirely exclude all firearms issuers and companies within the energy sector as defined by MSCI and its Global Industry Classification Standard (GICS).
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective.  The value of the Fund's investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary.  You could lose money on your investment in the Fund, or the Fund could perform worse than other investments.  Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.  Below are the principal risks of investing in the Fund:
Market Risk. The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.
Management Risk. There is a risk that the investment strategies, techniques and risk analyses employed by the Sub-Adviser may not produce the desired results.  The Adviser believes that most of its clients will pay a reasonable and fair advisory fee.  If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser and the Sub-Adviser , may not be able to continue to render services to the Fund.  If the Adviser is not able to pay Fund expenses required under the Fund's Expense Limitation Agreement, the Adviser may have to resign as adviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the fund may cause shareholders to liquidate or transfer their investments at inopportune times.
Derivatives Risk. The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.
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Equity Securities Risk. The Fund may invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.
Convertible Securities Risk.  The Fund may invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.
Futures Risk. Use of futures contracts may cause the value of the Fund's shares to be more volatile. Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.
Investment Company Risk.  Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser and Sub-Adviser have no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to net asset value ("NAV"), which may affect the Fund's ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.  Finally, the Investment Company Act of 1940 imposes certain limitations on a fund's investments in other investment companies.  These limitations may limit the amount the Fund may invest in certain investment companies.
Leverage Risk Associated with Financial Instruments Risk.  The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.
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Focused Investment Risk. There is a risk that investing in a select group of securities or securities in a particular sector could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund's primary benchmark or other mutual funds that are diversified across a greater number of securities or sectors .
Foreign Investing Risk. The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.
Limited Capitalization Risk. There is a risk that securities of small capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies.  This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell those securities.  In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.
Temporary Defensive Positions Risk. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investm e nt objective.
Cybersecurity Risk. As part of their business, the Adviser process, store and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, Sub-Adviser, third-party services providers and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Adviser, Sub-Adviser, third-party service providers or the Fund have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
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Performance

The following bar chart shows how the Fund's investment results have varied for the past two calendar year s and the following table shows how the fund's average annual total returns compared to that of a broad measure of market performance since the Fund's inception.  This information provides some indication of the risks of investing in the Fund. All figures assume distributions were reinvested.  Keep in mind that future performance may differ from past performance.  Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually.  Updated performance information is available at no cost by calling (800) 683-8529 (toll free) or by visiting www.aspiration.com.

[Charts on the Next Page]

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Calendar Year Returns
(with 0% assumed management fee reduction)

C alendar Year Returns
(with 2.00% assumed management fee reduction)
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Highest and Lowest Quarterly Returns with 0% Management Fee
Highest return for a quarter	10.31%	Quarter ended September 30, 2016
Lowest return for a quarter	-4.10%	Quarter ended December 31, 2015

Highest and Lowest Quarterly Returns with 2% Management Fee
Highest return for a quarter	8.31%	Quarter ended September 30, 2016
Lowest return for a quarter	-6.10%	Quarter ended December 31, 2015

Average Annual Total Returns Periods Ended December 31, 201 7	Past 1 Year	Since Inception*
Aspiration Redwood Fund – Without maximum assumed contribution reduction (0.00% management fee) Before taxes After taxes on distributions After taxes on distributions and sale of shares	22.50% 20.23% 12.84%	16.18% 14.00% 12.04%
Aspiration Redwood Fund – With maximum assumed contribution reduction (2.00% management fee) Before taxes After taxes on distributions After taxes on distributions and sale of shares	20.50% 18.23% 10.84%	14.18% 12.00% 10.04%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	21.83%	15.62%
* The Fund commenced operations on November 16, 2015.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

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Portfolio Management

Investment Adviser
Aspiration Fund Adviser, LLC

Sub-Adviser

 UBS Asset Management (Americas) Inc.

Sub-Adviser Portfolio Managers
Bruno Bertocci Portfolio Manager Since 11/2015	Thomas J. Digenan Portfolio Manager Since 11/2015

Manager of Managers

The Fund obtained regulatory authority to hire one or more additional sub-advisers to manage portions of the Fund's portfolio without obtaining the approval of Fund shareholders.  The Fund will notify all shareholders before making any changes to its Sub-Advisers .

Buying and Selling Fund Shares

Minimum Initial Investment:	$100
Minimum Additional Investment:	$1

Shares of the Fund are only available to clients of Aspiration Fund Adviser, LLC.  Before investing in the Fund, you should carefully review the Fund's prospectus together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser's services (such as the Adviser's firm brochure or its advisory agreement with you).  You can buy or sell other shares of the Fund on any business day on which the Fund is open.  You can pay for shares via an Automated Clearing House ("ACH") transfer from your bank.  For information about purchasing Fund shares, visit www.aspiration.com.

Dividends, Capital Gains and Taxes

The Fund will make distributions that will generally be taxable to you as ordinary income or capital gains, unless your investment is held in an IRA, 401(k) or other tax-advantaged investment plan.  However, you may be subject to tax on those distributions when you withdraw monies from a tax-advantaged plan.
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Principal Investment Objectives and Strategies

Principal Investment Objectives

The investment objective for each Fund is listed in the table below.

Fund	Investment Objective
Aspiration Flagship Fund	This Fund seeks long-term capital appreciation by providing risk-adjusted returns.
Aspiration Redwood Fund	This Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal Investment Strategies for the Aspiration Flagship Fund

The Fund seeks to achieve its investment objective by investing primarily in shares of registered investment companies, including open-end funds, ETFs and closed-end funds that emphasize alternative strategies, such as funds that sell securities short; employ asset allocation, arbitrage and/or option-hedged strategies; or that invest in distressed securities, the natural resources sector, and business development companies ("BDCs").

In addition to employing alternative strategies such as those described above, the underlying funds invest in equities such as common stocks, preferred stocks, securities convertible into stocks (domestic and foreign); fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); certain indices; or in any combination of the foregoing.  The Fund uses a flexible approach to selecting investments and is not limited by an underlying fund's investment style. Some underlying funds may concentrate their investments in various industries or industry sectors and may use derivatives such as swaps, options, futures, foreign currency exchange contracts in their investment programs.

Emerald Separate Account Management, LLC (the " Sub-Adviser ") expects that it will select the investment companies in which the Fund invests based in part on an analysis of the past and projected performance and investment structure of the investment companies.  In addition, other factors may be considered, including, but not limited to, the investment company's size, shareholder services, liquidity, investment objective and investment techniques, etc.

The Sub-Adviser will monitor and respond to changing economic and market conditions and then, if necessary, rebalance the assets of the Fund.
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Principal Investment Risks of the Aspiration Flagship Fund

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective.  The value of the Fund's investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary.  The principal risks associated with investing in the Fund are described below and in the Fund Summary at the beginning of this Prospectus.

●	Correlation Risk	●	ETF Risk
●	Investment Company Risk	●	Distress Companies Risk
●	Allocation Risk	●	Alternative Asset Class Risk
●	Underlying Fund Concentration Risk	●	Long/Short Selling Risk
●	Leveraging Risk	●	Arbitrage Risk
●	Foreign Investing and Emerging	●	Derivatives Risk
	Markets Risk	●	Futures Risk
●	Convertible Securities Risk	●	Natural Resources Risk
●	Business Development Company Risk	●	Equity Securities Risk
●	High Yield Risk	●	Bonds and Other Fixed Income
●	Liquidity Risk		Securities Risk
●	Market Risk	●	Management Risk
●	Commodities Risk	●	Cybersecurity Risk
Correlation Risk. While the Sub- Adviser seeks to invest the Fund's assets in underlying funds that are uncorrelated among each other or with fixed income or equity indices, there can be no assurance that the Sub- Adviser's expectations regarding such limited correlations will prove correct. Underlying funds' correlations may be much higher in times of general market turmoil.
Investment Company Risk.  Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser and Sub-Adviser have no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Fund's ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.  Finally, the Investment Company Act of 1940 imposes certain limitations on a fund's investments in other investment companies.  These limitations may limit the amount the Fund may invest in certain investment companies.
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Allocation Risk.  In managing the Fund, the Sub- Adviser has the authority to select and allocate assets among underlying funds.  The Fund is subject to the risk that the Sub- Adviser's decisions regarding asset classes and selection of underlying funds will not anticipate market trends successfully.
Underlying Fund Concentration Risk.  The Fund may invest in investment companies that concentrate in a particular industry (i.e., real estate) or industry sector (i.e., natural resources).  Investments within a single industry or sector may be affected by developments within that industry or sector.  Further, an underlying fund that concentrates its investments in a particular industry or sector is subject to greater risk than a fund that invests in a broader range of industries or sectors.  Also, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified fund.
Leveraging Risk. An underlying fund may borrow money to increase its holdings of portfolio securities.  Leveraging can exaggerate the effect of any increase or decrease in the value of portfolio securities held by that fund.  The amounts borrowed are subject to interest costs and fees that may affect the gains achieved on the investment of such borrowed funds.
Foreign Investing and Emerging Markets Risk.  The Fund may invest in investment companies that invest primarily in foreign securities.  Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.  If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.  Furthermore, the Fund may invest in investment companies that invest in foreign securities issued by companies located in developing or emerging countries. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.  Some underlying fund investments may be denominated in foreign (non- U.S.) currencies. The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.
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Convertible Securities Risk.  The Fund may invest in investment companies that invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.
Business Development Company Risk.  BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities.  BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets.  The BDCs held by the Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.
High Yield Risk.  As a result of investments by certain underlying funds in high yield securities (securities rated "BB" or below by S&P or "Ba" or below by Moody's) and unrated securities of similar credit quality (commonly known as "junk bonds"), the underlying f und s may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the underlying funds and as a result, the Sub-Adviser and Adviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
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Liquidity Risk.  The Fund may not invest more than 15% of the value of its net assets in illiquid securities.  Liquidity risk exists when particular investments are difficult to sell.  Underlying funds whose shares are purchased by the Fund are obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days.  As a result, shares held by the Fund in excess of 1% of an underlying fund's outstanding securities will be considered illiquid and may not exceed 15% of the Fund's total assets.  The Fund's investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Investments in foreign securities, derivatives and securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk.
Market Risk.  Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.  The Fund's investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.
Commodities Risk. Certain underlying funds may invest in instruments linked to the prices of physical commodities, including commodity-linked notes. Trading in commodity interests may involve substantial risks and investment exposure to the commodities markets may subject an underlying fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.
ETF Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall with changes in the securities markets and, with respect to index-linked ETFs,  with changes in the value of an underlying index.  In addition, the price movement of an index-linked ETF may not track the underlying index and may result in a loss.  Shareholders in the Fund bear both their proportionate share of the ETFs' expenses while continuing to pay the Fund's own investment management fees and other expenses. As a result, the Fund and its shareholders will, in effect, be absorbing duplicate levels of fees. In addition, certain ETFs utilize leverage which can magnify the gains or losses realized from their underlying investments.
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Distressed Companies Risk. The Fund may invest in investment companies concentrated in distressed companies. Distressed companies are those that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The risk associated with investing in distressed companies is that a merger or other restructuring, or a tender or exchange offer, that was proposed or pending at the time the underlying f und invested in the distressed company may not be executed with the terms or within the time frame anticipated, resulting in losses to the underlying f und and as a result, the Fund . Debt obligations of distressed companies typically are unrated, lower-rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.
Alternative Asset Class Risk.  The Fund may invest in underlying funds that invest in certain highly volatile alternative asset classes. Investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.
Long/Short Selling Risk.  The Fund may invest in underlying funds that take long and short positions in different securities, and may invest in such underlying funds as a part of its principal investment strategy.  There are risks involved with selling securities short.  The underlying fund may not always be able to borrow the security or close out a short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover short positions.  The underlying fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.  The underlying fund may be required to pay a premium, dividend or interest.
In addition, an underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an underlying fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an underlying fund's short position will be available for purchase.
Arbitrage Risk. An arbitrage strategy has the risk that anticipated opportunities may fail to yield expected returns and that an underlying fund's manager may incorrectly identify market inefficiencies or mispricing of securities. To the extent an underlying fund engages in merger arbitrage, targeted reorganizations may be renegotiated or fail to close, resulting in losses to the underlying fund.
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Derivatives Risk. A derivative instrument often has risks similar to its underlying asset and may also have additional risks. The Fund could experience a loss if an underlying fund's derivative positions are poorly correlated with its other investments, or if it is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. The derivative instruments and techniques that underlying funds may principally use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the instrument underlying a futures position may result in immediate and substantial losses to the underlying fund.
Options. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived options transaction may be unsuccessful because of market behavior or unexpected events.
Swaps. An over-the-counter ("OTC") swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments.  Most swap agreements are not entered into or traded on exchanges. OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated or if the reference index, security or investments do not perform as expected. Underlying funds' use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps."
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Foreign currency forward exchange contracts. Foreign currency forward exchange contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Unanticipated changes in currency prices may result in losses to an underlying fund and poorer overall performance for the fund than if it had not entered into foreign currency forward exchange contracts.
Futures Risk. Use of futures contracts may cause the value of the Fund's shares to be more volatile. Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities. Changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
Natural Resources Risk.  The Fund may invest in investment companies that invest primarily in the natural resources sector.  The values of natural resources are affected by numerous factors including events occurring in nature and international politics.  For example, events in nature, such as earthquakes or fires in prime resource areas, and political events, such as coups or military confrontations, can affect the overall supply of a natural resource and thereby affe c t the value of companies involved in that natural resource.
Equity Securities Risk. The Fund may invest in investment companies that invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.
Bonds and Other Fixed Income Securities Risk. The Fund may invest in investment companies that invest in bonds and/or other fixed income securities.  Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.
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Management Risk. There is a risk that the investment strategies, techniques and risk analysis employed by the Sub-Adviser may not produce the desired results.   As a result, investors do not have a track record to consider with respect to the performance of the Fund.  The Adviser believes that most of its clients will pay a reasonable and fair advisory fee.  If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser and the S ub- A dviser, may not be able to continue to render services to the Fund.
If the Adviser is not able to pay Fund expenses required under the Fund's Expense Limitation Agreement, the Adviser may have to resign as Adviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the Fund may cause shareholders to liquidate or transfer their investments at inopportune times.
In addition to the principal risks described above, from time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.
Cybersecurity Risk. As part of their business, the Adviser process, store and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, Sub-Adviser, third-party service providers and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or the Adviser, Sub-Adviser, or third-party service providers, including the Fund's custodians, fund accountant, fund administrator, transfer agent, and/or pricing vendors, may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its net asset value ("NAV"), cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
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An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Principal Investment Strategies for the Aspiration Redwood Fund
The Fund invests in equity securities, includ ing , but not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.  The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.
UBS Asset Management (Americas), Inc. (the "Sub-Adviser") bases investment decisions are based upon price/value discrepancies as identified by the Sub-Adviser's fundamental valuation process.  In selecting securities for the portion of the Fund that is managed according to the Sub-Adviser's fundamental valuation process, the Sub-Adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser's assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Sub-Adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries with attractive relative price/value characteristics.
The Sub-Adviser will employ both a positive and negative screening process in selecting securities for the Fund. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that the Sub-Adviser believes confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are material extra-financial factors that evaluate the environmental, social and governance performance of companies that, along with more traditional financial analytics, identify companies that the Sub-Adviser believes will provide sustained, long-term value. The Sub-Adviser believes that the sustainability strategy provides the Fund with a high quality portfolio and mitigates risk.
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The Sub-Adviser also applies a negative screening process that will exclude from the Fund's portfolio securities with more than 5% of sales in industries such as alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography, and will entirely exclude all firearms issuers and companies within the energy sector as defined by MSCI and its Global Industry Classification Standard (GICS).

Principal Investment Risks of the Aspiration Redwood Fund

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective.  The value of the Fund's investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary.  The principal risks associated with investing in the Fund are described below and in the Fund Summary at the beginning of this Prospectus.

• Market Risk	• Focused Investment Risk
• Management Risk	• Foreign Investing Risk
• Derivatives Risk	• Limited Capitalization Risk
• Equity Securities Risk • Convertible Securities Risk • Futures Risk • Investment Company Risk	• Temporary Defensive Positions Risk • Cybersecurty Risk
• Leverage Risk Associated with Financial Instruments Risk

Market Risk. The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.
Management Risk. There is a risk that the investment strategies, techniques and risk analyses employed by the Sub-Adviser may not produce the desired results. As a result, investors do not have a track record to consider with respect to the performance of the Fund.  The Adviser believes that most of its clients will pay a reasonable and fair advisory fee.  If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser and the Sub-Adviser , may not be able to continue to render services to the Fund.
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If the Adviser is not able to pay Fund expenses required under the Fund's Expense Limitation Agreement, the Adviser may have to resign as Adviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the Fund may cause shareholders to liquidate or transfer their investments at inopportune times.
Derivatives Risk. The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.
Equity Securities Risk. The Fund may invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.
Convertible Securities Risk.  The Fund may invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.
Futures Risk. Use of futures contracts may cause the value of the Fund's shares to be more volatile. Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities. Changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
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Investment Company Risk.  Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser and Sub-Adviser have no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Fund's ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.  Finally, the Investment Company Act of 1940 imposes certain limitations on a fund's investments in other investment companies.  These limitations may limit the amount the Fund may invest in certain investment companies.
Leverage Risk Associated with Financial Instruments Risk.  The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.
Focused Investment Risk. There is a risk that investing in a select group of securities or securities in a particular sector could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund's primary benchmark or other mutual funds that are diversified across a greater number of securities or sectors .
Foreign Investing Risk. The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.
Limited Capitalization Risk. There is a risk that securities of small capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies.  This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell those securities.  In general, smaller capitalization companies are more valuable than larger companies to adverse business or economic developments and they may have more limited resources.
Temporary Defensive Positions. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.
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Cybersecurity Risk. As part of their business, the Adviser process, store and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, Sub-Adviser, third-party service providers and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or the Adviser, Sub-Adviser or third-party service providers, including the Fund's custodians, fund accountant, fund administrator, transfer agent, and/or pricing vendors may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings Disclosure
A description of the Funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in the Statement of Additional Information ("SAI") and online at the Funds' website: www.funds.aspiration.com.

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Management of the Funds

Investment Adviser
Aspiration Fund Adviser, LLC

Under the Funds' investment advisory agreement, the Adviser receives an annual advisory fee of 0.00% of the Funds' average daily net assets. In other words, the Adviser does not charge any management fees with respect to the Funds.  Only clients of the Adviser may invest in the Funds.  These advisory clients must establish an advisory relationship and open an individual advisory account with the Adviser before investing in the Funds.  The Adviser does not impose a set fee to manage individual advisory accounts.  Instead, advisory clients can pay the Adviser a fee in the amount they believe is fair to manage their individual advisory accounts. As of December 31, 201 7 , Aspiration Fund Adviser, LLC had approximately $ 61 million in assets under management.

Disclosure Regarding Approval of Investment Advisory Contracts.  A discussion regarding the Trustees' basis for approving the investment advisory contracts for the Funds can be found in the Funds' annual reports to shareholders for the fiscal year ended September 30, 201 7 .  You may obtain a copy of the semi-annual and annual reports, free of charge, upon request to the Funds.

Aspiration Flagship Fund

Sub-Adviser
Emerald Separate Account Management, LLC

Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for management of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, paid by the Adviser for advisory services provided to the Fund, according to a formula.  In addition, the Adviser and Sub-Adviser each donate 10% of their respective fees to charity.

Disclosure regarding the basis for the Board of Trustees' approval of the Investment   Sub-Advisory Agreement is available in the Fund's annual report to shareholders for the fiscal year ended September 30, 201 7 .

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Portfolio Management

The following individuals are employed by the Sub-Adviser and are primarily responsible for the day-to-day management of the Fund's portfolio.
Joseph Besecker.  President and Portfolio Manager of the Sub-Adviser.  Mr. Besecker is also Founder, Chairman, President and CEO of Emerald Asset Management, Inc. ("Emerald"), parent company to the Sub-Adviser.  Mr. Besecker has led Emerald since 1991.  Mr. Besecker has been a key investor and provided expertise to a number of early-stage venture capital projects.
Joseph Witthohn.  Vice President – Portfolio Manager for the Sub-Adviser.  Mr. Witthohn has been with Emerald since 2012.  Mr. Witthohn formerly was part of the Investment Strategy Group for Janney Montgomery Scott where he served as a Mutual Fund Analyst, ETF Analyst and Research Analyst.  Mr. Witthohn holds the Chartered Financial Analyst designation, earned his Master of Science in Finance degree from Boston College's Carroll Graduate School of Management and his MBA from the University of New Hampshire's Whittemore School of Business and Economics.
The SAI provides additional information about each portfolio manager's compensation structure, other managed accounts and ownership of securities in the Fund.

Aspiration Redwood Fund

Sub-Adviser
UBS Asset Management (Americas) Inc.

Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for management of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions.  Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, paid by the Adviser for advisory services provided to the Fund, according to a formula.  In addition, the Adviser and Sub-Adviser each donate 10% of their respective fees to charity.
Disclosure regarding the basis for the Board of Trustees' approval of the Investment Sub-Advisory Agreement is available in the Fund's annual report to shareholders for the fiscal year ended September 30, 201 7 .
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Portfolio Management

The following individuals are employed by the Sub-Adviser and are primarily responsible for the day-to-day management of the Fund's portfolio.

Bruno Bertocci.  Bruno Bertocci has been co-portfolio manager of the Fund since its 2015 inception. Mr. Bertocci is a Managing Director and Head of Sustainable Equities at UBS Asset Management (Americas) Inc. ("UBS AM"). Prior to joining UBS AM in 1998, he managed the global equity investment group at Stein Roe & Farnham and was a portfolio manager at Rockefeller & Co.
Thomas J. Digenan, CFA, CPA.  Mr. Digenan has been portfolio manager of the Fund since its 2015 inception. Mr. Digenan is a Managing Director and Head of US Intrinsic Value Equity at UBS AM. Prior to this role, he was a North American Equity Strategist at UBS AM from 2001 to 2012. Mr. Digenan was President of The UBS Funds from 1993 to 2001.
The SAI provides additional information about each portfolio manager's compensation structure, other managed accounts and ownership of securities in the Fund.

Service Providers

Administrator

The Nottingham Company ("Administrator") serves as general and financial administrator for the Funds.

Transfer Agent

Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Funds.

Distributor

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Funds' shares and serves as the Funds' exclusive agent for the distribution of the Funds' shares.

Custodian

UMB Bank, N.A. ("Custodian") serves as custodian of the Funds' assets.
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Your Account

Pricing Your Shares

When you buy and sell shares of a Fund, the price of the shares is based on the Fund 's  NAV next determined after the order is received.

Calculating the Funds' NAV

The NAV is calculated at the close of trading of the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time ("ET") except for the following days on which the share prices of the Funds are not calculated:  Saturdays and Sundays; US national holidays including New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Funds.  Only purchase orders received in good order by the Funds before 4:00 p.m. ET will be effective at that day's NAV.  On occasion, the NYSE will close before 4:00 p.m. ET.  When that happens, purchase requests received by the Funds or an authorized agent of the Funds after the NYSE closes will be effective the following business day.  The NAV of the Funds may change every day.

Good Order. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered.  Requests must include the following:

•	The account number (if issued) and Fund name;
•	The amount of the transaction, in dollar amount or number of shares;
•	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;
•	Required signature guarantees, if applicable; and
•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership.  Call (800) 683-8529 for more information about documentation that may be required of these entities.

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Additionally, a purchase order initiating the opening of an account is not considered to be in "good order" unless you have provided all information required by the Funds' "Customer Identification Program" as described below.

Valuing Fund Assets
The market value of each Fund 's investments is determined primarily on the basis of readily available market quotations.  Shares of open-end investment companies (i.e., mutual funds) are valued at their respective NAV.  The Funds generally use pricing services to determine the market value of securities.
If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Fair Value Committee, established by the Board of Trustees, will value a Fund's assets at their fair value according to policies approved by the Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Fair Value Committee may need to price the security using the Fund's fair value pricing guidelines.  The circumstances under which an underlying fund will use fair value pricing and the methods used are disclosed in the offering documents for the underlying fund, which may include the underlying fund's prospectus and statement of additional information.
Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  While fair valuation of a Funds' portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
How to Purchase Shares

Eligible Investors

Shares of the Funds are only available to clients of the Adviser, Aspiration Fund Adviser, LLC.  The Funds intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor and each investor, by purchasing shares, agrees to any such redemption.

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Purchasing Shares

Shares may be purchased only through the Funds' website, www.aspiration.com, available 24 hours a day.  The minimum initial investment in the Funds is $ 100 and the minimum subsequent investment is $1.  Purchase orders received by the Funds in good order and accompanied by ACH transaction in the full amount of the purchase price before 4:00 p.m. ET (or before the NYSE closes, if it closes early) will be effective at that day's share price.  Purchase orders received by the Funds after those times are processed at the share price determined on the following business day.  You may invest any amount you choose, as often as you wish, subject to the minimum initial and subsequent investments described above.  The Funds reserve the right to waive these minimums.
Online Investor Requirements

The Funds are designed for online investors and require their shareholders to consent to receive all Fund shareholder information electronically. Shareholder information includes, but is not limited to, prospectuses, shareholder reports, confirmations, Form 1099 tax statements, proxy solicitations and account statements.
When you become a shareholder of the Fund(s), you certify that you have access to the Internet and a current email account, you acknowledge that you have the sole responsibility for providing a correct and operational email address, and you agree to notify the Funds immediately if your email address changes.
If you revoke your consent to receive shareholder information electronically, fail to maintain an email account or fail to notify the Funds immediately if your email address changes, the Funds will send communications to you by regular mail.
Customer Identification Program: Important Information about Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We also may ask to see your driver's license or other identifying documents.
If your purchase order is not received in good order, there may be a delay in processing your investment request and your assets may be uninvested pending receipt of the required information.  If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified.  However, if we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated.  If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.  If your account is closed at the request of governmental or law enforcement authorities, the Funds may be required by the authorities to withhold the proceeds.
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Fund Direct Purchases

Shares of the Funds may only be purchased by clients of the Adviser. Before investing in the Funds, you should carefully review the Funds' prospectuses together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser's services (such as the Adviser's firm brochure or advisory agreement with you).  For information about opening an account and purchasing shares of the Funds, please visit www.aspiration.com, available 24 hours a day.  Please note that your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise.

Other Purchase Information

The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person.  If your ACH does not clear, you will be responsible for any loss incurred by the Funds.  If you are already a Fund shareholder, the Funds reserve the right to redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred or money owed to the Funds.  You also may be prohibited or restricted from making future purchases in the Funds.

How to Redeem Shares

You may redeem all or part of your investment in the Funds on any day that the Funds are open for business, subject to certain restrictions described below.  Redemption requests received by the Funds before 4:00 p.m. ET (or before the NYSE closes if it closes before 4:00 p.m. ET) will be effective that day.  Redemption requests received by the Funds after the close of trading on the NYSE are processed at the NAV determined on the following business day.  Shares of the Funds may only be redeemed through www.aspiration.com.
The price you will receive when you redeem your shares will be the NAV next determined after the Funds receive your properly completed order to sell.  You may receive proceeds from the sale by direct deposit into your bank account and in certain cases, payment may be made in securities of the Funds as described in "Additional Information About Redemptions."  The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Funds' securities at the time your redemption request is received.  In the event that a direct deposit is impossible or impractical, the redemption check will be sent by mail to the address of record on the designated account.
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The Funds intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor and each investor, by purchasing shares, agrees to any such redemption.
Medallion Signature Guarantee - Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public.  You should verify with the institution that it is an eligible guarantor prior to signing.  The recognized medallion program is Securities Transfer Agent Medallion Program (STAMP).  SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED.  The Transfer Agent has adopted standards for accepting signature guarantees. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.
If the shares to be redeemed have a value of more than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Funds, you must have all signatures on written redemption requests guaranteed.  Transfer of ownership of Fund shares to the Aspiration Foundation of less than $50,000 may be made without the need for a signature guarantee.  If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.  Call (800) 683-8529 for Medallion Signature Guarantee requirements.
Additional Information About Redemptions – The Funds will pay redemption proceeds within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within five (5) business days.  However, when shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment of redemption proceeds.
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At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
Generally, all redemptions will be for cash . Under normal market conditions, the Funds expect to meet redemption orders by using holdings or cash/cash equivalents or by the sale of portfolio investments .  However, if you redeem shares worth more than the lesser of $250,000 or 1% of the value of the net assets of a Fund during any 90-day period , the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash.  If payment is made in securities, the Funds will value the securities selected in the same manner in which it computes its NAV.  This process minimizes the effect of large redemptions on the Funds and their remaining shareholders.
You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

Minimum Account Balance

Maintaining small accounts is costly for the Funds and may have a negative effect on the Funds' investment performance. Shareholders are encouraged to keep their accounts above the Funds' minimum. The Funds reserve the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $ 100 . In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. The above involuntary redemption constitutes a sale of the Funds' shares. You should consult your tax adviser concerning the tax consequences of involuntary redemptions.

Distribution of Shares

The Funds have adopted a plan pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940 that allows the Funds to pay for distribution and support services.  The Funds are permitted to pay annual 12b-1 expenses of 0.25%.  The Funds are currently waiving the 12b-1 expenses.

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Market Timing Policy

"Market Timing" refers to the practice of rapidly buying and selling shares of a mutual fund in order to take advantage of small short-term market fluctuations in the price of the shares of companies in which the funds invest to the detriment of long-term fund investors.  Because the Funds invest in shares of other investment companies there is little risk of exposure to such trading strategies.  Nonetheless, the Funds are designed to be a long-term investments and excessive trading by one or a few investors will impose costs on the Funds and, indirectly, on other investors.  Therefore, the Board of Trustees has developed policies and procedures under which the Funds will monitor periodically excessive short-termed trading.  If the Funds believe, it their sole discretion, that an investor is engaged in such trading, the Funds may, without prior notice, reject further purchase orders from that investor and disclaim responsibility for any consequent losses.  Alternatively, the Funds may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions.

Dividends and Distributions

The Funds intend to distribute substantially all of their net investment income as dividends to its shareholders on an annual basis.  The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  The Funds may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Funds.  The amount of any distribution varies and there is no guarantee the Funds will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of the specific Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request.  If cash payment is requested, a direct deposit normally will be mailed within five business days after the payable date.
If you elect to receive income dividends and capital gain distributions in cash and the payment is returned and marked as "undeliverable" or is not cashed for six months, your cash election may be changed automatically and future dividends will be reinvested in the specific Fund at the NAV determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in the specific Fund at the NAV determined as of the date of cancellation.

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Taxes

Distributions

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Funds, as well as on gains realized from your redemption of Fund shares.  This discussion is not intended or written to be used as tax advice.  Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.
The Funds intend to qualify each year as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended.  By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any net realized capital gains.
Distributions from the Funds (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).  Due to the nature of the investment strategies used, distributions by the Funds generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of the Funds' distributions could vary in any given year.
The Funds will transmit to each shareholder after the close of the calendar year an Internal Revenue Service Form 1099 setting forth the federal income tax status of distributions made during the year.  Income dividends and capital gains distributions also may be subject to state and local taxes.
For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income although certain dividends of net investment income paid to a non-corporate US shareholder may be subject to income tax at the applicable rate for long-term capital gain.
Distributions of net realized capital gains (that is, the excess of the net realized gains from the sale of investments that the Funds owned for more than one year over the net realized losses from investments that the Funds owned for one year or less) that are properly designated by the Funds as capital gains will be taxable as long-term capital gain regardless of how long you have held your shares in the Funds.
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 Distributions of net realized short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income.  Capital gain to a corporate shareholder is taxed at the same rate as ordinary income.
If you are a taxable investor and invest in the Funds shortly before they make a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution.  Fund distributions will reduce the NAV per share.  Therefore, if you buy shares after the Funds have experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.  This is commonly known as "buying a dividend."
Selling Shares
Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax.  For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at preferential income tax rates.  Short-term capital gains are taxed at ordinary income tax rates.  You or your tax adviser should track your purchases, tax basis, sales and exchanges and any resulting gain or loss.  If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.
The Funds must report cost basis information to the Internal Revenue Service (IRS) on Form 1099-B for any sale of Fund shares ("Covered Shares"). "High Cost First Out" ("HIFO") has been selected as the Funds' default cost basis calculation method. HIFO is a standing order to sell the most expensive shares in the account first.  If a shareholder determines that an IRS approved cost basis calculation method other than the Funds' default method of HIFO is more appropriate, the shareholder must contact the Funds at the time of or in advance of the redemption of Covered Shares. IRS regulations do not permit the change of a cost basis election on previously executed trades.
Backup Withholding
By law, you may be subject to backup withholding (currently at a rate of 24%) on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (i) this number is correct, (ii) you are not subject to backup withholding, and (iii) you are a US person (including a US resident alien).  You also may be subject to withholding if the Internal Revenue Service instructs the Funds to withhold a portion of your distributions or proceeds.  You should be aware that the Funds may be fined by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided.  In the event that such a fine is imposed with respect to a specific account in any year, the Funds may make a corresponding charge against the account.
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Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Funds through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes.  In general, these plans or accounts are governed by complex tax rules.  You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
Medicare Tax

An additional 3.8% Medicare tax may be imposed on distributions you receive from the Funds and gains from selling, redeeming or exchanging your shares.
Non-U.S. Shareholders
Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Funds' shares since their commencement. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds assuming reinvestment of all dividends and distributions. The financial data in the table s below have been derived from audited financial statements of the Funds included in the Fund's Annual Reports .  This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also incorporated by reference into the Statement of Additional Information, copies of which may be obtained at no charge by calling the Funds.  Further information about the performance of the Funds is contained in the Funds' Annual Reports, copies of which may also be obtained at no charge by calling the Funds at 1-800-773-3863.

49

Aspiration Flagship Fund

For a share outstanding during the fiscal period or year ended September 30,	2017	2016	2015(g)
Net asset value, Beginning of Period	$9.92	$9.75	$10.00
Income (loss) from Investment Operations
Net investment income	0.07	0.11	0.16
Net realized and unrealized gain (loss) on i nvestments	0.28	0.1 7	(0.27)
Total from investment o perations	0.35	0.2 8	(0.11)
Less Distributions to Shareholders:
Net investment income	(0.06)	(0.11)	(0.14)
Total Distributions	(0.06)	(0.11)	(0.14)
Net asset value, End of Period	$10.21	$9.92	$9.75
Total return (e)	1.55%	0.87%	(3.21)%(b)
Total return (f)	3.55%	2.87%	(1.21)%(b)
Net Assets, End of Period (in thousands)	$10,052	$5,389	$4,161
Ratios of: Gross Expenses to Average Net Assets(c)	5.40%	7.06%	19.23%(a)
Net Expenses to Average Net Assets (c)	0.50%	0.50%	0.50%(a)
Net Investment Income to Average Net Assets (c)(d)	0.72%	1.01%	0.95%(a)
Portfolio turnover rate	13.99%	25.49%	67.24%(b)
(a) Annualized.
(b) Not Annualized.
(c) Does not include expenses of the investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Performance with maximum assumed contribution reduction of 2%. Contribution reduction assumes a maximum 2% management fee.
(f) Performance without maximum assumed contribution reduction of 2%.
(g) For the period from October 14, 2014 (Date of Initial Public Investment) through September 30, 2015.

50

Aspiration Redwood Fund

For a share outstanding during the fiscal period or year ended September 30,	2017	2016 (e)
Net asset value, Beginning of Period	$10.81	$10.00
Income from Investment Operations
Net investment income	0.13	0.10
Net realized and unrealized gain on investments	2.43	0.71
Total from Investment Operations	2.56	0.81
Less Distributions to Shareholders:
Net investment income	(0.21)	--
Net realized gains	(0.34)	--
Total Distributions	(0.55)	--
Net asset value, End of Period	$12.82	$10.81
Total return (c)	22.70%	6.10%(b)
Total Return (d)	24.70%	8.10% (b)
Net Assets, End of Period (in thousands)	$37,249	$5,163
Ratios of: Gross Expenses to Average Net Assets	2.65%	9.49% (a)
Net Expenses to Average Net Assets	0.50%	0.50% (a)
Net Investment Income to Average Net Assets	0.83%	1.90% (a)
Portfolio turnover rate	131.83%	120.74%(b)
(a) Annualized.
(b) Not Annualized.
(c) Performance with maximum assumed contribution reduction of 2%. Contribution reduction assumes a maximum 2% management fee.
(d) Performance without maximum assumed contribution reduction of 2%.
 (e) For the fiscal period from November 16, 2015 (Date of Initial Public Investment) through September 30, 2016.

51

ADDITIONAL INFORMATION

The Aspiration Funds

Investment Adviser Aspiration Fund Adviser, LLC 4551 Glencoe Avenue Marina Del Rey, CA 90292
To Learn More

Several additional sources of information are available to you.  The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations.  Additional information about the Funds' investments will be available in the Funds' annual and semi-annual report to shareholders (when available).  The annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Funds' investment return during its last fiscal year.

Call the Funds at (800) 683-8529 between the hours of 8:30 a.m. and 5:30 p.m. Eastern time on days the Fund is open for business to request free copies of the SAI and the Funds' annual and semi-annual reports (when available), to request other information about the Fund and to make shareholder inquiries.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C.  Call the SEC at 202-551-8090 for room hours and operation.  You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

Investment Company Act #811-22922

Sub-Advisers
Aspiration Flagship Fund
Emerald Separate Account Management, LLC
3175 Oregon Pike
Leola, PA 17601
Aspiration Redwood Fund
UBS Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606

Custodian UMB Bank, N.A. 928 Grand Blvd., 5th Floor Kansas City, MO 64106
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115
Fund Counsel Dechert LLP One Bush Street, Suite 1600 San Francisco, CA 94104 Counsel for Independent Trustees Norton Rose Fulbright US LLP 1301 Avenue of the Americas New York, NY 10019
Distributor Capital Investment Group, Inc. 100 E. Six Forks Road Suite 200 Raleigh, NC 27609
For Additional Information, call (800) 683-8529

52

STATEMENT OF ADDITIONAL INFORMATION

The Aspiration Funds
Aspiration Flagship Fund
Ticker Symbol: ASPFX
Aspiration Redwood Fund
Ticker Symbol: REDWX

 January 28, 2018

Each a series of

 Aspiration Funds
4551 Glencoe Avenue
Marina Del Rey, CA 90292
Telephone: (800) 683-8529

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI is intended to provide additional information regarding the activities and operations of the Aspiration Flagship Fund and the Aspiration Redwood Fund (each a "Fund" and together the "Funds").  This SAI should be read in conjunction with the prospectus dated, January 28, 201 8 .  A copy of the Funds' prospectus can be obtained at no charge by calling (800)-683-8529 (toll free) or by visiting www.aspiration.com.  The Funds' prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS
Page
DESCRIPTION OF THE TRUST AND THE FUNDS	2
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS	2
Investment Strategies and Risks	2
For the Aspiration Flagship Fund	3
For the Aspiration Redwood Fund	18
SHARES OF THE FUNDS	23
MANAGEMENT OF THE TRUST	25
The Board of Trustees	25
CODE OF ETHICS	2 9
DISTRIBUTION	2 9
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	30
Aspiration Flagship Fund	30
Aspiration Redwood Fund	30
INVESTMENT ADVISORY AND OTHER SERVICES	3 1
The Investment Adviser	3 1
The Aspiration Flagship Fund	31
The Aspiration Redwood Fund	33
Fund Services	35
Independent Registered Public Accounting Firm	3 7
BROKERAGE ALLOCATION AND OTHER PRACTICES	3 7
DETERMINATION OF SHARE PRICE	38
REDEMPTION IN-KIND	3 9
TAX CONSEQUENCES	3 9
PROXY VOTING POLICIES AND PROCEDURES	4 2
PORTFOLIO HOLDINGS DISCLOSURE POLICY	4 2
ABANDONED ACCOUNT POLICY	4 3
PRIVACY NOTICE	4 5
FINANCIAL STATEMENTS	4 7
APPENDIX A – PROXY VOTING POLICIES	4 8

DESCRIPTION OF THE TRUST AND THE FUNDS

Aspiration Funds (the "Trust") is an open-end management investment company established as a Delaware statutory trust by an Agreement and Declaration of Trust dated October 16, 2013 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees ("Trustees," "Board of Trustees" or "Board") to authorize and issue an unlimited number of shares of beneficial interest of separate series.  This Statement of Additional Information ("SAI") relates to the Aspiration Flagship Fund and the Aspiration Redwood Fund (each a "Fund" and together the "Funds"), each a series of the Trust. The investment adviser to the Funds is Aspiration Fund Adviser, LLC (the "Adviser").  The Aspiration Flagship Fund is sub-advised by Emerald Separate Account Management, LLC and the Aspiration Redwood Fund is sub-advised by UBS Asset Management (Americas) Inc. (each a "Sub-Adviser").
The Funds are diversified funds as defined by the Investment Company Act of 1940, as amended (the "1940 Act") .
The Funds do not issue share certificates. All shares are held in non-certificated form registered on the books of the Funds and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of the shareholders of any other series are in no way affected. In case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.
Any Trustee of the Trust may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Funds have equal voting and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Funds are subject to involuntary redemption if the Trustees determine to liquidate the Funds. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.
For information concerning the purchase and redemption of shares of the Funds, see "How to Purchase Shares" and "How to Redeem Shares" in the Prospectus.  For a description of the methods used to determine the share price and value of the Funds' assets, see "Pricing Your Shares" in the Prospectus and "Determination of Share Price" in this SAI .

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Investment Strategies and Risks
Each Fund's principal investment strategies and risks are discussed in the Prospectus.  The Aspiration Flagship Fund invests, and the Aspiration Redwood Fund may invest, in other registered investment companies ("Underlying Funds").  This section contains a more detailed discussion of some of the investments and techniques the Funds and (where applicable) the Underlying Funds may engage in, along with the associated risks. Additional non-principal strategies and risks are also discussed here.

For the Aspiration Flagship Fund
Investment Risks
General Investment Risks

All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund's investment program will be successful. Investors should carefully review the descriptions of the Fund's investments and their risks described in the Fund's P rospectus and this SAI .
Other Investment Companies
The Fund will invest in securities issued by other investment companies, including shares of money market funds, exchange traded funds ("ETFs"), open-end and closed-end investment companies . The Fund also may invest in securities of real estate investment trusts ("REITs") and passive foreign investment companies.
ETFs are typically not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, the Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF's price can be volatile. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF's performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.
The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Also, there may be a limited secondary market for shares of closed-end funds.
Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Shares of closed-end funds and ETFs (except, in the case of ETFs, for "aggregation units" of 50,000 shares) are not individually redeemable, but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.
Underlying Funds may seek to invest in countries that do not permit, or that place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. The Underlying Funds may also may invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Section 12(d)(1)(F) of the 1940 Act , as amended, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of a registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days.  The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
Equity Securities
Equity securities consist of common stock, securities convertible into common and preferred stock, rights, warrants, income trusts and Master Limited Partnerships ("MLPs"). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Convertible securities are bonds, debentures, notes, preferred stocks that may be converted or exchanged into shares of the underlying common stock at a stated exchange ratio. Income trusts and MLP units are equity investments and may lack diversification as such trusts are primarily invested in oil and gas, pipelines, and other infrastructures whereas MLPs are primarily engaged in the transportation, storage, processing, refining, marketing, exploration, productions, and mining of minerals and natural resources. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of an adviser. As a result, the return and net asset value of the Underlying Funds will fluctuate. Securities in each Underlying Fund's portfolios may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Underlying Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.
Fixed Income Securities
Yields on fixed income securities, which include preferred stock (discussed in more detail below), are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in portfolios of Underlying Funds are paid in full at maturity.
The corporate debt securities in which the Underlying Funds may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
The following are some of the risks associated with fixed income debt securities:
Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes, and they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.
Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will affect the market value of the debt securities of that issuer. Moreover, fixed income securities may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers to make principal or interest payments, as compared to issuers of more highly rated securities.
Extension Risk. The Underlying Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.
Legal Risk.  An issuer's ability to pay on a debt obligation may be adversely affected by the application of law. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.
Prepayment Risk. Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of Underlying Funds. At times, some of the mortgage-backed securities in which the Underlying Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Underlying Funds to experience a loss equal to any unamortized premium.

High Yield Securities
An Underlying Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. Risks of investing in such securities include:
Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, an Underlying Fund would experience a decrease in income and a decline in the market value of its investments.
Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.
Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.
Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.
Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.
New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Underlying Fund's investments in lower rated securities.
Depositary Receipts
The Underlying Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are receipts issued by a bank or trust company evidencing, ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in the U.S. securities markets. EDRs are the European equivalent of ADRs and are designed to attract investment capital from the European region. GDRs are designed to raise capital in the U.S. and foreign securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR, EDR or GDR. Unsponsored ADRs, EDRs and GDRs may be created by a broker dealer or depository bank without the participation of the foreign issuer. Holders of these unsponsored depositary receipts generally bear all the costs of the ADR, EDR or GDR facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored depositary receipts may carry more risk than sponsored depositary receipts because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs, EDRs and GDRs.

Foreign and Emerging Markets Investments
Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, potentially less securities regulation, less favorable tax provisions, political or economic instability, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.
Underlying Funds also will invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). The Adviser includes within its definition of an emerging market country, any country included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics.
The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also may have different clearance and settlement procedures, and in certain markets there have been times when settlements  have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of an Underlying Fund are uninvested and no return is earned thereon. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.
Certain emerging markets countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to an Underlying Fund of any restrictions on investments.
An Underlying Fund may invest in frontier market countries. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

Participatory Notes
An Underlying Fund may also invest in participatory notes.  Participatory notes issued by banks or broker-dealers are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative that generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with an Underlying Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and an Underlying Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.
Foreign Currency and Foreign Currency Forward Contracts, Futures, and Options
When investing in foreign securities, an Underlying Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. An Underlying Fund incurs expenses in converting assets from one currency to another.
Forward Contracts. An Underlying Fund may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("forward contracts") for hedging purposes, either to "lock-in" the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Underlying Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. An Underlying Fund also may into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency ("cross hedging"). Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk. Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which an Underlying Fund may invest. This may limit an Underlying Fund's ability to effectively hedge its investments in those emerging markets.

Foreign Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. An adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. An Underlying Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Foreign Currency Options. An Underlying Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, or to protect against potential declines in its portfolio securities that are denominated in foreign currencies. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Underlying Fund's position, an Underlying Fund may forfeit the entire amount of the premium plus related transaction costs.
Options on foreign currencies written or purchased by an Underlying Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.
Additional Risk Factors. As a result of its investments in foreign securities, an Underlying Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Underlying Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where an adviser believes that the applicable rate is unfavorable at the time the currencies are received or an adviser anticipates, for any other reason, that the exchange rate will improve, an Underlying Fund may hold such currencies for an indefinite period of time. In addition, an Underlying Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Underlying Fund is exercised or the Underlying Fund is unable to close out a forward contract. An Underlying Fund may hold foreign currency in anticipation of purchasing foreign securities.  An Underlying Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of an adviser, it is in the best interest of the Underlying Fund to do so. In such instances as well, the Underlying Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time. While the holding of currencies will permit an Underlying Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Underlying Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Underlying Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Underlying Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.
MLP s
An Underlying Fund may invest in limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission ("SEC") and are freely traded on a securities exchange or in the over-the-counter market. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like an Underlying Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. MLPs make distributions that are similar to dividends, and these are generally paid out on a quarterly basis. Some distributions received by an Underlying Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs and the MLPs' distribution policies. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of "floating" rate debt. As such, a significant upward swing in interest rates would result in higher interest expense. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

MLPs are generally engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.
Business Development Companies ("BDCs")
BDCs are a type of closed-end investment company regulated under the 1940   Ac t , whose shares are typically listed for trading on a U.S. securities exchange.  BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC's investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").
An underlying fund investing in a BDC will indirectly bear its proportionate share of any management and other operating expenses, and of any performance-based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the underlying fund.
Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising.  As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund.  Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value.  Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the market at a discount to their NAV.

Certain BDCs in which an underlying fund may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility.  In addition, a BDC's common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.
The 1940 Act generally limits the amount the Fund can invest in any one closed-end fund, including BDCs, to 3% of the closed-end fund's total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the 1940 Act, the Adviser or Sub-Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC.
REITs
Investing in REITs exposes underlying funds to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated.  REITs generally invest directly in real estate, in mortgages, in leases or in some combination of the foregoing.  Operating REITs require specialized management skills and Underlying Fund may indirectly bear REIT management expenses along with the direct expenses of the Underlying Fund.  Individual REITs may own a limited number of properties and may concentrate in a particular region or property type.  REITs also must satisfy specific requirement of the Internal Revenue Code of 1986, as amended, in order to qualify for the tax-free pass through of income.
Options
An Underlying Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.
An Underlying Fund may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Underlying Fund is obligated as a writer. Transactions using options (other than options that an Underlying Fund has purchased) expose an Underlying Fund to an obligation to another party. An Underlying Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. An Underlying Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Underlying Fund's custodian in the prescribed amount. Under current SEC guidelines, an Underlying Fund will segregate assets to cover transactions in which the Underlying Fund writes or sells options. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of an Underlying Fund's assets to cover or segregated accounts could impede portfolio management or an Underlying Fund's ability to meet redemption requests or other current obligations. A call option is "covered" if an Underlying Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if an Underlying Fund maintains appropriate liquid securities with a value equal to the strike price or holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Underlying Fund. A put option is "covered" if an Underlying Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
There are numerous risks associated with transactions in options. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by an Underlying Fund is recorded as an asset of the Underlying Fund and its obligation under the option contract as an equivalent liability. An Underlying Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

A decision as to whether, when and how to write call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.
Because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by an Underlying Fund is exercised or closed out, the Underlying Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Underlying Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by an Underlying Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact an Underlying Fund's after-tax returns.
Other Derivatives
An Underlying Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Underlying Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, an Underlying Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. An Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Certain investment strategies of an Underlying Fund described above may be deemed to involve the issuance or sale of a senior security by an Underlying Fund which require the Underlying Fund to enter into offsetting transactions or to segregate assets in amounts that would cover its potential liabilities consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  The Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended ("CEA"), and the rules of the Commodity Futures Trading Commission ("CFTC") promulgated thereunder, with respect to the Fund's operation. Accordingly, the Fund is not currently subject to registration or regulation as a commodity pool operator.

Commodity Sector Risk
An Underlying Fund may invest in commodities.  Exposure to the commodities markets may subject the Underlying Fund to greater volatility than investments in traditional securities.  The prices of commodity-linked derivative securities may be affected by changes in overall market movements, changes in interest rates and events or circumstances that affect a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, as well as commodity index volatility generally.  The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.  The commodity-linked securities in which an Underlying Fund invests may be issued by companies in the financial services sector, and thus events affecting the financial services sector may also cause the Underlying Fund's share value to fluctuate.
Restricted and Illiquid Securities
The Fund may invest up to 15% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Underlying funds whose shares are purchased by the Fund are obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days.  As a result, shares held by the Fund in excess of 1% of an underlying fund's outstanding securities will be considered illiquid and may not exceed 15% of the Fund's total assets.  Subject to the oversight of the Trust's Board of Trustees, the Adviser and Sub-Adviser determine and monitor the liquidity of portfolio securities.
Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.
The Underlying Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Board of Trustees.
Certificates of Deposit, Bankers' Acceptances and Time Deposits
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like certificates of deposits, time deposits earn a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Commercial Paper
The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. The Fund may only invest in commercial paper rated at least "Prime-2" or better by Moody's or rated "A-2" or better by S&P or, if the security is unrated, the Adviser determines that it is of equivalent quality.
Convertible Securities
Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.
Preferred Stock
Preferred stocks, like some debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to an Underlying Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the adviser may incorrectly analyze the security, resulting in a loss to an Underlying Fund.

Rights
Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.
Warrants
Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. The Fund does not invest in warrants but may receive them pursuant to a corporate event involving one of its portfolio holdings. In addition, the percentage increase or decrease in the market price of a warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

U.S. Government Securities
An Underlying Fund may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer's right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.
Repurchase Agreements
To maintain liquidity, the Fund and the Underlying Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.
A repurchase agreement is a transaction in which a party purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed upon market interest rate effective for the period of time during which the purchaser holds the securities. Repurchase agreements may be viewed as a type of secured lending. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least 102% of the repurchase price.
The majority of these transactions run from day to day and not more than seven days from the original purchase. However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. The purchaser's risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.
Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund and the Underlying Funds intend to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Board of Trustees.
Arbitrage
An Underlying Fund may use any of merger arbitrage, convertible arbitrage or capital structure arbitrage as an investment strategy.  The strategies and their associated risks are as follows:
Merger Arbitrage.  Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  The most common merger arbitrage activity involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  The main risk associated with this strategy is deal risk.  Deal risk includes all the factors that could prevent or delay the closing of the applicable deal, such as a rise in interest rates that adversely affects key financing, material changes to the target company's financial condition, or unforeseen litigation against the target company.
Convertible Arbitrage.  Convertible arbitrage is a specialized strategy that seeks to profit from mispricings between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock.  Portfolios employing this strategy face risks associated with investing in convertible securities, such as credit risk, interest rate risk and call risk.  Such portfolios also face manager risk – the risk that the manager may incorrectly value a convertible bond and/or short an incorrect amount of stock.

Capital Arbitrage.  Capital arbitrage attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, an Underlying Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer.  Portfolios employing this strategy face risks associated with the securities purchased as well as manager risk – the risk that the manager may incorrectly value the securities purchased and/or shorted.
Borrowing
The Fund may borrow money from a bank equal to 33 1/3% of its total assets for cash management or investment purposes. Borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.
Temporary Defensive Position
From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.
Investment Restrictions
Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI , the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental ("Non-Fundamental").
1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.
2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.
6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing or holding non-publicly offered debt instruments in accordance with its investment objectives and policies. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
7. Concentration. The Fund will invest no more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the US government, its agencies and instrumentalities or repurchase agreements with respect thereto.
With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.
Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.
Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental.
1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental investment limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.
4. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

For the Aspiration Redwood Fund
Investment Risks
General Investment Risks
All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund's investment program will be successful. Investors should carefully review the descriptions of the Fund's investments and their risks described in the Fund's P rospectus and this SAI .
Equity Securities
Equity securities consist of common stock, securities convertible into common and preferred stock, rights, warrants, income trusts and MLP s . Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Convertible securities are bonds, debentures, notes, preferred stocks that may be converted or exchanged into shares of the underlying common stock at a stated exchange ratio. Income trusts and MLP units are equity investments and may lack diversification as such trusts are primarily invested in oil and gas, pipelines, and other infrastructures whereas MLPs are primarily engaged in the transportation, storage, processing, refining, marketing, exploration, productions, and mining of minerals and natural resources. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of an adviser. As a result, the return of individual securities will fluctuate. The value of individual securities may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits on some individual securities may be realized quickly, it is not expected that most investments will appreciate rapidly.
Fixed Income Securities
Yields on fixed income securities, which include preferred stock (discussed in more detail below), are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the portfolio are paid in full at maturity.
The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
The following are some of the risks associated with fixed income debt securities:
Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes, and they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.
Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will affect the market value of the debt securities of that issuer. Moreover, fixed income securities may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers to make principal or interest payments, as compared to issuers of more highly rated securities.
Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.
Legal Risk.  An issuer's ability to pay on a debt obligation may be adversely affected by the application of law. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.
Prepayment Risk. Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility the Fund. At times, some of the mortgage-backed securities in which the Underlying Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Options
The Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.
The Fund may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. A call option is "covered" if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund maintains appropriate liquid securities with a value equal to the strike price or holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is "covered" if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
There are numerous risks associated with transactions in options. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.
A decision as to whether, when and how to write call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.
Other Derivatives
The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Certain investment strategies of the Fund described above may be deemed to involve the issuance or sale of a senior security by the Fund which require the Fund to enter into offsetting transactions or to segregate assets in amounts that would cover its potential liabilities consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  The Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended ("CEA"), and the rules of the Commodity Futures Trading Commission ("CFTC") promulgated thereunder, with respect to the Fund's operation. Accordingly, the Fund is not currently subject to registration or regulation as a commodity pool operator.
Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the adviser may incorrectly analyze the security, resulting in a loss to the Fund.
Rights
Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Initial Public Offerings ("IPOs")
The Fund may purchase shares issued as part of, or a short period after, a company's IPO, and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes the Fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.
Temporary Defensive Position
From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.
Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI , the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental ("Non-Fundamental").
1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.
2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing or holding non-publicly offered debt instruments in accordance with its investment objectives and policies. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
7. Concentration. The Fund will invest no more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the US government, its agencies and instrumentalities or repurchase agreements with respect thereto.
With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.
Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental.
1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental investment limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.
2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.
3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.
4. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Shares of the Funds

The Funds offer one class of shares. See "Fees and Expenses" in the Funds' respective "Fund Summary," in the Prospectus.
The Funds have adopted distribution and service plans allowed under Rule 12b-1 under the 1940 Act ("Shareholder Services Plan") that authorize the Funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.  Under the Shareholder Services Plans, the service providers may be entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of the Funds' average daily net assets in return for providing a broad range of shareholder services.

Payments under the Plan for the fiscal year ended September 30, 2017 totaled $18,238 for the Aspiration Flagship Fund. Payments under the Plan for the fiscal year ended September 30, 2017 totaled $43,218 for the Aspiration Redwood Fund.  Payments under the Plan for the fiscal period ended September 30, 2016 totaled $11,489 for the Aspiration Flagship Fund. Payments under the Plan for the fiscal year ended September 30, 2016 totaled $6,137 for the Aspiration Redwood Fund.  Payments under the Plan for the fiscal period ended September 30, 2015 totaled $5,623 for the Aspiration Flagship Fund. There were no fees incurred for the Aspiration Redwood Fund during the fiscal period ended September 30, 2015.
Online Investor Requirements
The Funds are designed for online investors and require their shareholders to consent to receive all Fund shareholder information electronically. Shareholder information includes, but is not limited to, prospectuses, shareholder reports, confirmations, Form 1099 tax statements, proxy solicitations and account statements.   Electronic delivery helps the Funds reduce their operating expenses and increase returns to investors.
When you become a Fund shareholder, you certify that you have access to the Internet and a current email account, you acknowledge that you have the sole responsibility for providing a correct and operational email address, and you agree to notify the Fund immediately if your email address changes. If you revoke your consent to receive shareholder information electronically, fail to maintain an email account or fail to notify the Fund immediately if your email address changes, the Fund will send communications to you by regular mail.
How to Purchase Shares
Shares of the Funds may only be purchased by clients of the Adviser. For information about opening an account and purchasing shares of the Funds, please visit www.aspiration.com, available 24 hours a day.  Please note that your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise.
How to Redeem Shares
You may redeem all or part of your investment in the Funds on any day that the Funds are open for business, subject to certain restrictions described below.  Redemption requests received by the Funds before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day.  Redemption requests received by the Funds after the close of trading on the NYSE are processed at the NAV determined on the following business day.  Shares of the Funds may only be redeemed through www.aspiration.com.
Additional Purchase and Redemption Information
Generally, all purchases must be made in cash. However, the Funds reserve the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Board of Trustees. If payment is made in securities, the Funds will value the securities in the same manner in which it computes its NAV. Generally, all redemptions will be for cash. However, if you redeem shares worth more than the lesser of $250,000 or 1% of the value of the nest assets of a Fund, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash in accordance with procedures approved by the Funds' Board of Trustees. If payment is made in securities, the Funds will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Funds and their remaining shareholders.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

MANAGEMENT OF THE TRUST

The Board of Trustees
The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board met four (4) times during the fiscal year ended September 30, 201 7 .
Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Coby A. King (1960) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 01/2016	President and Chief Executive Officer of High Point Strategies, LLC (Public Affairs Consulting) since 2013; Lobbyist for Ek & Ek, LLC (Public Affairs Consulting) from 2012 – 2013; Senior Vice President at MWW Group, Inc. (Public Affairs Consulting) from 2008 – 2012.	2	None
David L. Kingsdale (1963) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 10/2014	Chief Executive Officer of Millennium Dance Media, LLC since 2010; Owner of DLK, Inc. (media consulting agency) since 2005.	2	The Giving Back Fund; Prime Access Capital.
Thomas L. Soto (1963) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 08/2017	Founder and Managing Partner of Frontier Impact Capital (Private Equity Investment) since 2016; previously, Managing Director of TCW (Private Equity Investment) from 2013 – 2016; Founder and Managing Partner of Caton Equity (Private Equity Investment) from 2007 – 2013.	2	None.
Interested Trustee*
Andrei Cherny (1975) 116 South Franklin Street Rocky Mount, NC 27804	Interested Trustee, Principal Executive Officer and President	Trustee Since 08/2017; President Since 2/2014	Chief Executive Officer of Aspiration Partners, LLC since 2013; Investor since 2009; previously, Managing Director and Senior Analyst for Burston-Marsteller (Public Relations and Communications) from 2011 – 2013.	2	Board Member and President for Democracy: a Journal of Ideas.
Alexandra Horigan (1983) 116 South Franklin Street Rocky Mount, NC 27804	Interested Trustee	Since 08/2017	Vice President of Operations of Aspiration Partners, Inc. since 2012.	2	None.
*Basis of Interestedness. Mr. Cherny and Ms. Horigan are each an Interested Trustee because each is an Officer of Aspiration Fund Advisers, LLC, the investment adviser to the Fund.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Matthew J. Beck (1988) 116 South Franklin Street Rocky Mount, NC 27804	Secretary	Since 06/2016	General Counsel of The Nottingham Company since 2014.	n/a	n/a
Ashley E. Harris (1984) 116 South Franklin Street Rocky Mount, NC 27804	Treasurer, Principal Financial Officer and Assistant Secretary of the Trust	Since 12/2014	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Alyssa Garie 1984 480 East Swedesford Rd Wayne, PA 19087	Chief Compliance Officer	Since 12/2017	Vice President of Cipperman Compliance Services since 2014; Senior Associate at Mondrian Investment Partners (U.S.) Inc. from 2008 – 2013.	n/a	n/a
The table below shows for each Trustee, the amount of Fund securities beneficially owned by the Trustee, and the aggregate value of all investments in securities of the Fund complex, as of December 31, 2017 and stated as one of the following ranges: A = None; B = $1-$10,000; C= $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee
Independent Trustees
Coby King	Aspiration Flagship Fund	A
	Aspiration Redwood Fund	A
A
David Kingsdale	Aspiration Flagship Fund	A
	Aspiration Redwood Fund	A
A
Tom Soto	Aspiration Flagship Fund	A
	Aspiration Redwood Fund	A
A
Interested Trustees
Andrei Cherny	Aspiration Flagship Fund	E
	Aspiration Redwood Fund	E
E

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee
Alexandra Horigan	Aspiration Flagship Fund	B
	Aspiration Redwood Fund	A
B

Trustee Compensation
Trustees who are deemed "interested persons" of the Trust receive no compensation from the Funds. Independent Trustees each receive $10,000 per year, and the Chairman of the Board's Audit Committee also receives an additional $5,000 per year. The Trust has no retirement or pension plans. The following table describes the compensation paid to the Trustees for the Trust's fiscal year ended September 30, 201 7 .
Name of Trustee	Aggregate Compensation from the Aspiration Flagship Fund	Aggregate Compensation from the Aspiration Redwood Fund	Total Compensation from the Trust
Andrei Cherny	$0	$0	$0
Alexandra Horigan	$0	$0	$0
Coby King	$7,500.00	$7,500.00	$15,000.00
David Kingsdale	$ 5,000.00	$5,000.00	$10,000.00
Joseph Sanberg[1]	$0	$0	$0
Tom Soto[2]	$0	$0	$0
1Mr. Sanberg resigned as an Interested Trustee of the Trust as of August 21, 2017.
2Mr. Soto was elected as an Independent Trustee of the Trust at the Shareholder Meeting held on August 21, 2017, and had not received any payments from the Trust as of September 30, 2017.

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust.  There are five Trustees, three of whom are considered not to be "interested persons" (as that term is defined in the 1940 Act) of the Funds, the Adviser or the Fund's Sub-Advisers ("Independent Trustees") in accordance with rules adopted by the SEC .  The Chairman of the Board of Trustees is David Kingsdale, who is an I ndependent T rustee. The Board has adopted Fund Governance Guidelines to provide guidance for effective leadership. The guidance sets forth criteria for Board membership, trustee orientation and continuing education and annual trustee evaluations. The Board reviews quarterly reports from the I nvestment A dviser and Sub-Advisers providing management services to the Funds, as well as quarterly reports from the Trust's Chief Compliance Officer ("CCO") and other service providers. This process allows the Board to effectively evaluate issues that impact the Trust as a whole as well as issues that are unique to the Funds. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Trustees to effectively fulfill their fiduciary and oversight obligations.
The Board reviews its structure and the structure of its committees annually. The Trustees have delegated day to day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee.

All of the I ndependent Trustees are members of the Audit Committee. The Audit Committee's function is to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust's auditor, CCO and legal counsel, stay fully informed regarding management decisions. The Audit Committee will hold at least one regularly scheduled meeting each fiscal year. The Audit Committee met two (2) times during the fiscal year ended September 30, 201 7 .
The Nominating and Governance Committee nominates candidates for election to the Board of Trustees, makes nominations for membership on all committees and reviews committee assignments at least annually. The Committee also reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee makes recommendations for any such action to the full Board. The Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust's address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation. The Committee holds at least one regularly scheduled meeting each fiscal year. All of the  I ndependent Trustees are members of the Committee. The Nominating and Governance Committee met one (1) time during the fiscal year ended September 30, 201 7 .
Board Oversight of Risk
The Funds are subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board's general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Funds resides with the Adviser, the Sub-Adviser or other service providers, subject to supervision by the Adviser. The Audit Committee and the Board oversee efforts by management and service providers to manage the risk to which the Funds may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust's Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Funds. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Funds are exposed, enabling a dialogue about how management and service providers mitigate those risks.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Funds' goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Funds, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Funds.
Trustee Attributes
The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Funds. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Below is additional information concerning each particular Trustee and their attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.

Coby King has more than 30 years of experience in law, public affairs, public relations, politics, and strategic communications.  His clients include manufacturers, municipalities, and not-for-profit organizations.  He serves and has served on numerous government and non-profit boards as diverse as business advocacy organizations and the Sierra Club.  Coby brings a strong knowledge of marketing, government, and long-term strategy to Aspiration.
David Kingsdale has more than 25 years experience as an entrepreneur and investor.  He has built numerous successful companies and worked in the hedge fund industry.  Mr. Kingsdale has been an active board member of both for-profit and non-profit enterprises.  He combines a large-scale vision with a strong strategic understanding of managing growing enterprises.
Tom Soto has more than 30 years of experience in asset management and public policy. He co-founded one of California's first clean technology funds and is one of the country's leading voices on the economics of climate change and the prosperity tied to reducing greenhouse gases. He is an active board member for both for-profit and non-profit enterprises.
Andrei Cherny has spent nearly twenty years working to make the financial system more open and fair. He combines a background as an advisor to some of America's top companies, the co-founder and president of a media startup, a financial fraud prosecutor, a historian, a White House aide, a Navy reserve officer, and a nationally-recognized economic policy expert.
Alexandra Horigan has extensive financial services experience, both in retail and electronic brokerages. She has held primary responsibility for the Adviser's operations.

CODE OF ETHICS

The Trust, the Adviser, the Sub-Advisers and the principal underwriter have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. Shareholders may obtain a copy of each Code from the SEC's EDGAR website, available at http://www.sec.gov, or by calling the Fund at (800) 683-8529.

DISTRIBUTION

Financial Intermediaries
The Funds may enter into agreements with financial intermediaries under which the Funds pay the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with Capital Investment Group, Inc. ("Distributor"). The Adviser may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its own expense and out of its legitimate profits.
Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and profits to financial intermediaries as incentives to market the Funds, to cooperate with the Adviser's promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as "additional cash compensation" and are in addition to the sales charges and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Funds, the amount the Funds will receive as proceeds from such sales, or the amount of other expenses paid by the Funds.  Additional cash compensation payments may be used to pay financial intermediaries for: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as "platform access fees"); (2) program support, such as expenses related to including the Funds in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Funds and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services. Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

In addition to member firms of the Financial Industry Regulatory Authority, Inc. ("FINRA"), the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Funds and shareholders, such as banks, insurance companies, and plan administrators. These firms may include affiliates of the Adviser. The Adviser, the Distributor and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons
Shareholders owning more than 25% of the shares of a Fund are considered to "control" that Fund as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the Investment Advisory Agreement with the Adviser.
Management Ownership
Aspiration Flagship Fund
As of September 30, 201 7 , the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the Fund's outstanding shares. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of December 31, 201 7 .
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None.

Aspiration Redwood Fund
As of September 30, 201 7 , the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the outstanding shares. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of December 31, 201 7 .

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
None.

Investment Advisory and Other Services

The Investment Adviser
Aspiration Fund Adviser, LLC serves as the investment adviser to the Funds. The Adviser's principal place of business is 4551 Glencoe Avenue , Marina Del Rey, CA 90292.  The Adviser was recently formed for the purpose of advising the Funds, and as of December 31, 201 7 , had approximately $ 61 million in assets under management. Under the terms of the Trust's investment advisory agreement with the Adviser (" Investment Advisory "), the Adviser is subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds' investment objective and policies.
The Funds pay no fees to the Adviser as compensation for management services.  Only clients of the Adviser may invest in the Fund.  These advisory clients must establish an advisory relationship and open an individual advisory account with the Adviser before investing in the Fund.  The Adviser does not impose a set fee to manage individual advisory accounts.  Instead, advisory clients can pay the Adviser a fee in the amount they believe is fair, ranging from 0% to 2% of the value of the account.
The Investment Advisory Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Funds. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds on not more than 60 days' written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.
The Adviser ensures compliance with the Funds' investment policies and guidelines, but has delegated day-to-day investment decisions for the Funds to the Sub-Advisers.

The Aspiration Flagship Fund
Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) are limited to 0.50% of the average daily net assets of the Fund for the period ending January 31, 201 9 .  The Expense Limitation Agreement can only be terminated prior to that date at the discretion of the Fund's Board of Trustees.  It is expected that the Expense Limitation will automatically renew upon the effective date of the Fund's annual update to its registration statement. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the initial Agreement.

Sub-Adviser

 The Adviser has engaged Emerald Separate Account Management, LLC to serve as Sub-Adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser.  The Sub-Adviser's principal place of business is 3175 Oregon Pike, Leola, PA 17540.  Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for management of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions.  The Sub-Adviser is entitled to receive an annual sub-advisory fee, paid by the Adviser – not the Fund – for advisory services provided to the Fund, according to a formula.  In addition, the Adviser and Sub-Adviser each donate 10% of their respective fees to charity.  The Adviser will donate 10% of its fees after deducting the sub-advisory fee paid to the Sub-Adviser is deducted and the Sub-Adviser will donate 10% of its fees after receiving its fee from the Adviser.  For the periods ended September 30, 2017, September 30, 2016 and September 30, 2015, the aggregate fees paid by the Adviser to the Sub-Adviser in total were $11,562.11, $9,126.87 and $4,939.46, respectively. This amount was 0.15% 0.19% and 0.04%, respectively, of the Fund's average daily net assets.
Portfolio Manager Holdings
The table below shows the amount of the Fund's equity securities beneficially owned by the portfolio manager as of September 30, 201 7 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Joseph Witthohn	B
Joseph Besecker	A

Other Portfolio Manager Information
The portfolio managers also are responsible for managing other account portfolios in addition to the Fund.  A portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio. In some cases, another account managed by the same portfolio manager may compensate the Adviser or Sub-Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser or Sub-Adviser to favor higher fee paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities.  Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by the Adviser or Sub-Adviser.
Investors in the Fund must be clients of the Adviser, and the Adviser's advice is limited to advising such clients to invest in the Fund.  Because the investment strategy for the Funds and client investment strategies are identical, and because the Fund and the Aspiration Redwood Fund are the only client of the Adviser, the Adviser does not believe that material conflicts of interest exist between the investment strategy of the Fund and the strategies of other accounts managed by the portfolio managers.
The Sub-Adviser does manage other accounts and investment vehicles.  However, the Sub-Adviser has adopted policies and procedures that seek to mitigate conflicts and to ensure that all clients are treated fairly and equally.  Investment decisions for the Fund are made by the Sub-Adviser with a view to achieving its investment objective.  Some securities considered for investment by the Fund may also be appropriate for other clients served by the Sub-Adviser. Investment decisions are a product of many factors. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Sub-Adviser. The Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Client trades are typically aggregated under its trading procedures for similar types of accounts – i.e. those with full discretion, directed brokerage clients, directed investment policy and/or restrictions, and funds with daily cash flow differences (usually mutual funds with daily inflows or outflows such as the Fund). These similar accounts will participate in bunched trades with the price averaged among the accounts. Execution among the different types of accounts rotates on an ongoing basis so that over time each type of account executes first, and then second, and then third, and so forth, so that all accounts ultimately receive equal trading treatment.  A particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

The following tables indicate the number of accounts and asset under management (in millions) for each type of account for each portfolio manager as of December 31, 201 7 .

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Joseph Witthohn	0	$0	0	$0	5	$ 4.526M
Joseph Besecker	0	$0	0	$0	1	$ 1.117M
Accounts with Performance-Based Advisory Fee
Joseph Witthohn	0	$0	0	$0	0	$0
Joseph Besecker	0	$0	0	$0	0	$0

Portfolio Manager Compensation
The Sub-Adviser compensates each portfolio manager for his management of the Fund. The portfolio manager's compensation consists of a fixed salary and a discretionary quarterly bonus.  The quarterly bonus is not based on the investment performance of the Fund's portfolio.  Instead, the quarterly bonus is based on an overall review and assessment of the portfolio manager's job performance.
The Aspiration Redwood Fund
Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses) are limited to 0.50% of the average daily net assets of the Fund for the period ending January 31, 201 9 .  The Expense Limitation Agreement can only be terminated prior to that date at the discretion of the Fund's Board of Trustees.  It is expected that the Expense Limitation will automatically renew upon the effective date of the Fund's annual update to its registration statement. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the initial Agreement.

Sub-Adviser

 The Adviser has engaged UBS Asset Management (Americas) Inc. to serve as Sub-Adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser.  The Sub-Adviser's principal place of business is One North Wacker Drive Chicago, IL 60606.  Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for management of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions.  The Sub-Adviser is entitled to receive an annual sub-advisory fee, paid by the Adviser – not the Fund – for advisory services provided to the Fund, according to a formula.   In addition, the Adviser and Sub-Adviser each donate 10% of their respective fees to charity. The Adviser will donate 10% of its fees after deducting the sub-advisory fee paid to the Sub-Adviser is deducted and the Sub-Adviser will donate 10% of its fees after receiving its fee from the Adviser.  For the period ended September 30, 2017, the aggregate fees paid by the Adviser to the Sub-Adviser in total were $49,075.30. This amount was 0.28% of the Fund's net assets. For the period ended September 30, 2016, the aggregate fees paid by the Adviser to the Sub-Adviser in total were $5,163.47. This amount was 0.16% of the Fund's net assets.

Portfolio Manager Holdings
The table below shows the amount of the Fund's equity securities beneficially owned by the portfolio manager as of September 30, 201 7 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Bruno Bertocci	A
Tom Digenan	C

Other Portfolio Manager Information
The portfolio managers also are responsible for managing other account portfolios in addition to the Fund.  A portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio. In some cases, another account managed by the same portfolio manager may compensate the Adviser or Sub-Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser or Sub-Adviser to favor higher fee paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities.  Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by the Adviser or Sub-Adviser.
Investors in the Fund must be clients of the Adviser, and the Adviser's advice is limited to advising such clients to invest in the Fund.  Because the investment strategy for the Fund and client investment strategies are identical, and because the Fund and the Aspiration Flagship Fund are the only other clients of the Adviser, the Adviser does not believe that material conflicts of interest exist between the investment strategy of the Fund and the strategies of other accounts managed by the portfolio managers.
The Sub-Adviser does manage other accounts and investment vehicles.  However, the Sub-Adviser has adopted policies and procedures that seek to mitigate conflicts and to ensure that all clients are treated fairly and equally.  Investment decisions for the Fund are made by the Sub-Adviser with a view to achieving its investment objective.  Some securities considered for investment by the Fund may also be appropriate for other clients served by the Sub-Adviser. Investment decisions are a product of many factors. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Sub-Adviser. The Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Client trades are typically aggregated under its trading procedures for similar types of accounts – i.e. those with full discretion, directed brokerage clients, directed investment policy and/or restrictions, and funds with daily cash flow differences (usually mutual funds with daily inflows or outflows such as the Fund). These similar accounts will participate in bunched trades with the price averaged among the accounts. Execution among the different types of accounts rotates on an ongoing basis so that over time each type of account executes first, and then second, and then third, and so forth, so that all accounts ultimately receive equal trading treatment.  A particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

The following tables indicate the number of accounts and asset under management (in millions) for each type of account for each portfolio manager as of December 31, 201 7 .

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Bruno Bertocci	2	$ 104.07M	7	$ 2.13B	1038	$ 2.86B
Tom Digenan	3	$ 493.27M	5	$ 821.67M	55	$ 2.13B
Accounts with Performance-Based Advisory Fee
Bruno Bertocci	0	$0	0	$0	0	0
Tom Digenan	0	$0	0	$0	0	$0

Portfolio Manager Compensation
The Sub-Adviser compensates each portfolio manager for his management of the Fund. The portfolio manager's compensation consists of a fixed salary and a discretionary quarterly bonus.  The quarterly bonus is not based on the investment performance of the Fund's portfolio.  Instead, the quarterly bonus is based on an overall review and assessment of the portfolio manager's job performance.
Fund Services
Administrator and Accounting Services
The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069 serves as general and financial administrator ("Administrator") for the Funds, and also serves as Fund Accounting Agent for the Funds.
Nottingham Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, serves as transfer, dividend paying, and shareholder servicing agent for the Funds. The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian, Fund Accounting Agent and Administrator are paid by the Funds.

These services are provided to the Funds pursuant to written agreements between the Administrator, the Transfer Agent, and the Trust. The fees are paid by the Funds. Compensation of the Administrator, which is based upon an administration fee on the average daily net assets of the Fund, is at the following annual rates: 0.100% of the Fund's first $100 million, 0.080% on the next $150 million, 0.060% on the next $250 million, and 0.050% on all assets over $500 million, with a monthly minimum general administration fee of $2,000. The Administrator currently receives a monthly fund accounting fee of $2,250 per Fund for accounting and recordkeeping services (with a possible additional fee of $500 per month for each additional class of shares, in the event that any additional share classes are added) plus an asset-based fee of 0.01% of the net assets of each Fund.
For the fiscal year ended September 30, 2017, the Administrator received $23,999 in general administration fees and $27,726 in fund accounting fees from the Aspiration Flagship Fund. For the fiscal year ended September 30, 2017, the Administrator received $25,890 in general administration fees and $28,708 in fund accounting fees from the Aspiration Redwood Fund.  For the fiscal year ended September 30, 2016, the Administrator received $23,962 in general administration fees and $27,455 in fund accounting fees from the Aspiration Flagship Fund. For the fiscal period ended September 30, 2016, the Administrator received $21,000 in general administration fees and $23,865 in fund accounting fees from the Aspiration Redwood Fund.  For the fiscal period ended September 30, 2015, the Administrator received $24,038 in general administration fees and $26,470 in fund accounting fees from the Aspiration Flagship Fund.  As the Fund had not yet launched, no general administration and fund account fees were incurred for the Aspiration Redwood Fund as of the fiscal period ended September 30, 2015. The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out‑of‑pocket expenses.
Compliance Services Administrator
The Trust has entered into a compliance services arrangement with Cipperman Compliance Services, LLC, located at 500 East Swedesford Road, Suite 104, Wayne, Pennsylvania, 19087. The Trust's Chief Compliance Officer will prepare and update the Trust's compliance manual and monitor and test compliance with the policies and procedures under the Trust's compliance manual.
Distributor
Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622 (the "Distributor") provides distribution services to the Funds pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers have no role in determining the Funds' investment policies or which securities to buy or sell. The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Funds. The Trust in its discretion also may issue shares of the Funds otherwise than through Distributor in connection with: (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Funds with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trustees; (iv) any sales of shares to Trustees and officers of the Trust or to Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.
Custodian
UMB Bank, N.A. ("Custodian") serves as the Funds' custodian.  The Custodian acts as the Trust's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust's request and maintains records in connection with its duties.

Securities Lending

            The Funds did not engage in securities lending during the fiscal year ended September 30, 2017.

Independent Registered Public Accounting Firm
The firm of Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 has been selected as independent registered public accounting firm for the Funds for the fiscal year ending September 30, 201 8 in accordance with the requirements of the 1940 Act and the rules thereunder.  Cohen & Company, Ltd. will perform an annual audit of the Funds' financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of the Funds' portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.
All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Funds are made by the Sub-Advisers. In selecting broker-dealers to use for such transactions, the Sub-Advisers will seek to achieve the best overall result for the Funds taking into consideration a range of factors that include not just price, but also the broker's reliability, reputation in the industry, financial standing, infrastructure, research and execution services and ability to accommodate special transaction needs. The Sub-Advisers will use knowledge of the Funds' circumstances and requirements to determine the factors that the Sub-Advisers take into account for the purpose of providing the Funds with "best execution." In selecting qualified broker-dealers to execute brokerage transactions, the Sub-Advisers may consider broker-dealers who provide or procure for the Sub-Advisers brokerage or research services or products within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. Such services and products may include fundamental research reports and technical and portfolio analyses. Certain of the brokerage and research services received may benefit some or all of the Sub-Advisers' clients and accounts under the management of the Sub-Advisers and may not benefit directly the Funds. Broker-dealers who provide such services may receive a commission which is in excess of the amount of the commission another broker-dealer may have charged if in the judgment of the Sub-Advisers the higher commission is reasonable in relation to the value of the brokerage and research services rendered. All commissions paid, regardless of whether the executing broker-dealer provides research services, will generally be within a competitive range for full service brokers.
For the fiscal year ended September 30, 2017, the Aspiration Flagship Fund paid brokerage commissions in the amount of $1,693. For the fiscal year ended September 30, 2017, the Aspiration Redwood Fund paid brokerage commissions in the amount of $27,091. The increase in brokerage commissions in the Aspiration Redwood Fund from September 30, 2016 to September 30, 2017 was primarily due to the increase in trading volume and use of multiple brokers. For the fiscal period ended September 30, 2016, the Aspiration Flagship Fund paid brokerage commissions in the amount of $794.  For the fiscal period ended September 30, 2016, the Aspiration Redwood Fund paid brokerage commissions in the amount of $4,289.  For the fiscal period ended September 30, 2015, the Aspiration Flagship Fund paid brokerage commissions in the amount of $1,087.  As the Fund had not yet launched, no brokerage commissions were paid for the Aspiration Redwood Fund for the fiscal period ended September 30, 2015.
The Funds will not disclose (or authorize their Custodian, Administrator or Distributor to disclose) portfolio holdings information to any person or entity except as follows:

•
To persons providing services to the Funds who have a need to know such information in order to fulfill their obligations to the Funds, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust's Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;
•	To mutual fund rating or statistical agencies or persons performing similar functions;
•	Pursuant to a regulatory request or as otherwise required by law; or
•	To persons approved in writing by the CCO.

The Funds will disclose portfolio holdings quarterly, in the annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period. Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Sub-Adviser, Administrator and Custodian and on an as-needed basis to other third parties providing services to the Funds. The Sub-Adviser, Administrator and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds. The Funds will disclose portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, typesetting and EDGARizing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.
The Funds, the Adviser, the Sub-Advisers, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Funds' portfolio holdings without the specific approval of the CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Funds' shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Sub-Advisers, or any affiliated person of the Funds or the Sub-Advisers. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Sub-Advisers, and any affiliated persons of the Sub-Advisers, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds' portfolio holdings. The CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.
Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Funds' Sub-Advisers, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Funds' portfolio holdings and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Funds' portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price of the shares is based on the Funds' net asset value per share ("NAV").  The NAV is determined at the close of trading of the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time ("ET") except for the following days on which the share price of the Funds is not calculated: Saturdays and Sundays; U.S. national holidays including New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For a description of the methods used to determine the NAV, see "Calculating the Fund's NAV" in the Prospectus.

Shares of open-end investment companies (i.e., mutual funds) are valued at their respective NAV.
Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when it is determined that such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last available quotation. When (i) market quotations are not readily available, (ii) the market quotation or the price provided by the pricing service does not accurately reflect the current market value, (iii) restricted or illiquid securities are being valued, or (iv) an event occurs after the close of trading (but prior to the time the Funds' NAV is calculated) that materially affects fair value, securities are valued as determined in good faith by the, Fair Value Committee established by the Board of Trustees in conformity with policies adopted by and subject to review of the Board of Trustees. The circumstances under which an Underlying Fund will use fair value pricing and the methods used are disclosed in the offering documents for the Underlying Fund, which may include the Underlying Fund's P rospectus and SAI .
Fixed income securities, including short-term investments with maturities of less than 61 days when acquired, are normally valued on the basis of prices obtained from independent third-party pricing services approved by the Board of Trustees, which are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities  and developments related to specific securities.  If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fair Value Committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of a Fund's net assets, the Funds have the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of that Fund's net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

TAX CONSEQUENCES

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Funds. The tax considerations relevant to a specific shareholder depend upon the shareholder's specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Funds or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).
The Funds intend to qualify each year as a regulated investment companies under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

The Funds intend to distribute substantially all of their net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Funds.
To be treated as a regulated investment company under Subchapter M of the Code, the Funds must also (a) derive at least 90% of their gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify their holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of their assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.
If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds generally would not be liable for income tax on the Funds' net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Funds' net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.
As a regulated investment company, the Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Funds' ordinary income for the calendar year and at least 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Funds during the preceding calendar year. Under ordinary circumstances, the Funds expect to time their distributions so as to avoid liability for this tax.
The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are invested in IRAs or other qualified retirement plans are exempt from income taxation under the Code.
Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders as ordinary income. However, distributions by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder's applicable tax rate for long-term capital gain, to the extent that the Funds receive qualified dividend income on the securities it holds, the Funds properly designate the distribution as qualified dividend income, and the Funds and the non-corporate shareholder receive the distribution meets certain holding period and other requirements. Distributions of net realized capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.
Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in the shareholder's Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.
Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Funds are notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.
For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation. Should additional series, or funds, be created by the Trustees, all Funds would be treated as a separate tax entity for federal tax purposes.
Payments to a shareholder that is either a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Foreign Account Tax Compliance Act ("FATCA") may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Funds after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Funds may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Funds fail to provide the Funds with appropriate certifications or other documentation concerning its status under FATCA.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction."  A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Adviser, subject to the general oversight of the Board. Pursuant to the Sub-Investment Advisory Agreements between the Adviser and the Sub-Advisers, the Adviser delegated proxy voting responsibility to the Sub-Advisers.  The Sub-Advisers have adopted written proxy voting policies and procedures ("Proxy Policies") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Proxy Policies have been approved by the Board of Trustees. The Proxy Policies are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Funds and their shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Funds and the Sub-Advisers' interests will be resolved in the Funds' favor pursuant to the Proxy Policy. The Sub-Advisers' proxy voting policies and procedures are attached as Appendix A.
MORE INFORMATION. Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Nottingham Company, 116 South Franklin Street, P.O. Box 69, Rocky Mount, NC 27802, or by calling the Trust at (800) 683-8529. Since the Fund's inception, there have been no proxy votes.  In the future, information about how the Funds vote proxies relating to portfolio securities for each 12 month period ending June 30 will be available without charge, upon request, by calling the Trust at (800) 683-8529 or visiting www.aspiration.com and on the SEC's website at http://www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds will not disclose (or authorize its Custodian, Administrator or Distributor to disclose) portfolio holdings information to any person or entity except as follows:
•
To persons providing services to the Funds who have a need to know such information in order to fulfill their obligations to the Funds, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust's Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;
•	To mutual fund rating or statistical agencies or persons performing similar functions;
•	Pursuant to a regulatory request or as otherwise required by law;
•	To persons approved in writing by the CCO; or
•
On the Funds' website at www.aspiration.com.  A complete listing of the Funds' Portfolio Securities may be posted on the Funds' website on a periodic basis. Holdings will be posted with an "as-of date."

The Funds will disclose portfolio holdings quarterly, in the annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.  Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Sub-Advisers, Administrator and Custodian and on an as-needed basis to other third parties providing services to the Funds. The Sub-Advisers, Administrator and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds. The Funds will disclose portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, typesetting and EDGARizing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds, the Adviser, the Sub-Advisers, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Funds' portfolio holdings without the specific approval of the CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Funds' shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Sub-Advisers, or any affiliated person of the Funds or the Sub-Advisers. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Sub-Advisers, and any affiliated persons of the Sub-Advisers, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds' portfolio holdings. The CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.
Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Funds' Sub-Advisers, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holdings and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Funds' portfolio holdings and will provide sufficient protection against personal trading based on the information.

ABANDONED ACCOUNT POLICY

It is important to understand that your Aspiration Flagship Fund and/or Aspiration Redwood Fund Accounts may be considered abandoned property under certain circumstances.  When you became a Fund shareholder, you certified that you have access to the Internet and a current e-mail account, you acknowledged that you have sole responsibility for providing a correct and operational e-mail address, and you agreed to notify the Funds immediately if your e-mail address changes.  If the Funds are not able to contact you through your e-mail address or physical mailing address for an extended period of time, your Fund account may be considered to be abandoned and turned over to the state of your last known residence.
All states have laws governing the disposition of abandoned property.  Escheatment is the process of turning over to a state property that is considered abandoned or unclaimed under state law.  Financial institutions, including mutual funds, are required to report personal property that has been abandoned and then turn that property over to the state.
Your Aspiration Flagship Fund and/or Aspiration Redwood Fund Accounts may be considered abandoned if certain criteria are met, such as e-mail sent to your e-mail address goes unanswered for an extended period of time, mail sent to your physical address is returned undeliverable, or in some circumstances, a lack of account activity for an extended period of time.  Once a fund account has been identified as meeting the requirements for abandoned property, it must be turned over to the state in a process known as escheatment.  Generally, abandoned property must be turned over to the state of the shareholder's last known residence.  It is important to note that once the funds are escheated to the state, it is up to the account owner to work with his/her state's division of unclaimed property to reclaim those assets.

Before Aspiration turns any assets over to a state, we will make a diligent effort to locate and contact the account owner. Both Aspiration and the Funds' Transfer Agent will attempt to contact the account owner through outreach letters and phone calls.  If you receive such a letter, please respond either in writing, as directed in the letter, or visit Aspiration's website and log in to your account. Please note that during this outreach process, you will not be asked to furnish your account information, and that these letters/calls are not attempts to sell you anything.
The best way to ensure that your Aspiration Flagship Fund and/or Aspiration Redwood Fund Accounts are not deemed lost or abandoned is by contacting us once a year.  This can be accomplished through one of several different means:
•	Log into your account at Aspiration.com and view your account holdings. Please note, simply visiting Aspiration.com without logging in will not keep your account active.
•
Call one of Aspiration's customer service representatives at 1-800-683-8529 any business day.  Simply tell the customer service representative that you would like to check the balance of your account, and the representative will walk you through this process.

•	Notify us promptly of any change in name, address and e-mail address.
•	Cash all dividend and redemption checks you receive.
•	If you receive a notice from Aspiration or one of our business partners attempting to re-establish contact with you, follow the directions in the letter so we may capture your response.
Once an account meets the state's abandoned property requirements, a diligent effort will be made to locate the account owner to avoid the escheatment process.  If we are unable to locate the account owner, the state claims the account through the escheatment process, whereby the state becomes the owner of the account assets.  Once the assets have been turned over to the state, it is up to the account owner to contact the relevant state agency to start the process of reclaiming the assets.
If you believe that you have property that was escheated to the state and you want to reclaim the assets, Aspiration recommends visiting the website of the National Association of Unclaimed Property Administrators at http://www.naupa.or/.  The website provides contact information for the unclaimed property divisions of each state, as well as other helpful information.  Please also visit the SEC website for basic information on the escheatment process:  https://www.sec.gov/answers/escheat.htm.

PRIVACY NOTICE
FACTS	WHAT DOES THE ASPIRATION FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Assets
• Retirement Assets
• Transaction History
• Checking Account Information
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the Aspiration Flagship Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Aspiration Funds share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes - information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	Yes	Yes
Questions?	Call 1-800-683-8529

Who we are
Who is providing this notice?	Aspiration Funds Capital Investment Group, Inc. The Nottingham Company
What we do
How do the Aspiration Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.  Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Aspiration Funds collect my personal information?
We collect your personal information, for example, when you
•    Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your driver's license
We also collect your personal information from other companies.

Why can't I limit all sharing?
Federal law gives you the right to limit only
• Sharing for affiliates' everyday business purposes–information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Aspiration Fund Adviser, LLC, the investment adviser to the Aspiration Funds could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • The Aspiration Flagship Fund may share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Aspiration Funds do not jointly market.

FINANCIAL STATEMENTS

The audited financial statements of the Aspiration Flagship Fund and Aspiration Redwood Fund dated September 30, 201 7 , including the financial highlights appearing in the Annual Reports to shareholders, are incorporated by reference and made a part of this document. You may request a copy of the Funds' annual and semi-annual reports, at no charge by calling the Funds at 1-800-683-8529.

APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	The Trust's Proxy Voting and Disclosure Policy; and
(2)	The Advisor's Proxy Voting and Disclosure Policy; and
(3)	Emerald Separate Account Management's Proxy Voting and Disclosure Policy
(4)	UBS Asset Management's Proxy Voting and Disclosure Policy

ASPIRATION FUNDS
POLICIES AND PROCEDURES FOR VOTING PROXIES

1.	Purpose; Delegation
The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a "Fund" and collectively, the "Funds") of Aspiration Funds (the "Trust").  The Board of Trustees of the Trust (the "Board") believes that each Fund's Investment Adviser (the "Adviser") is in the best position to make individual voting decisions for such Fund.  Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the duty to make proxy voting decisions for each Fund, and to implement and undertake such other duties as set forth in, an consistent with, these Policies and Procedures.

2.	Definitions
Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Adviser as being responsible for supervising and implementing these Policies and Procedures.

3.	Policy for Voting Proxies Related to Exchange Traded Funds and other Investment Companies
Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds ("ETFs") or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: "Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company."

4.	Policy for Voting Proxies Related to Other Portfolio Securities
Fiduciary Considerations.  Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be voted in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.  The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company's management; unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Trust's shareholders.

5.	Conflicts of Interest
The Trust recognizes that under certain circumstances the Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where the Adviser or on or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager,  With respect to securities other than ETFs or other investment companies, the Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust's Audit Committee (the "Committee") and the Adviser shall follow the instructions of the Committee or (ii) the Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee.  The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.	Routine Proposals
Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor or management.

7.	Proxy Manager Approval
Votes on non-routine matter and votes against a management's recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	Proxy Voting Procedures
Proxy Voting will be conducted in compliance with the policies and practices described herein and are subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain record regarding the voting of proxies under these Policies and Procedures.

9.	Form N-PX
A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the Sec on or after August 31 that each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC's Website at www.sec.gov.

10.	Adviser's Voting Procedures
The Trust acknowledges that the Adviser to each Fund has adopted voting policies and procedures for its clients that have been delivered to the Trust. To the extent that the Adviser's policies and procedures are consistent with these Policies and Procedures, the Adviser may implement them with respect to voting proxies on behalf of each Fund. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflict of interest shall supersede any comparable provisions of the Adviser's policies and procedures.

As adopted February 24, 2014

ASPIRATION FUNDS ADVISOR, LLC
PROXY VOTING POLICIES AND PROCEDURES

Aspiration Fund Advisor, LLC ("Aspiration" or the "Adviser") has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that the Adviser is administering its proxy voting matters in a manner consistent with the best interests of its clients and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations. The policy underscores the Advisor's concern that all proxy voting decisions be made in the best economic interests of the Fund and the Funds'  shareholders considering all relevant factors.

The Adviser considers the proxy vote to be an asset of the Fund holding the security to which the proxy relates and for which the Adviser has voting authority. The Adviser's authority to vote proxies is established by the investment management agreement between the Fund and the Adviser.  The Fund delegated the authority to vote proxies to us.  We, in turn, delegated the responsibility to exercise voting authority to vote proxies on behalf of the Fund to the sub-adviser via the Sub-Investment Advisory Agreement, in accordance with the sub-adviser's proxy voting policy.

The Adviser and sub-adviser seek to discharge its fiduciary duty to the Funds by voting proxies solely in the best economic interests of the Fund  and its shareholders. The sub-adviser evaluates all proxy proposals on an individual basis.
Should the sub-adviser identify a conflict of interest that impedes its ability to vote a proxy and we are called upon to exercise voting authority, we will vote in accordance with our proxy voting policy that we have adopted and implemented, including guidelines and procedures to assist our proxy review team in making voting decisions.  We expect the cases where we have to vote proxies to be extremely rare. If we vote proxies, our objective is to do so in the best economic interests of the Fund and its shareholders considering all relevant factors.
Generally, the Adviser will support proposals to further the independence of the board of directors, to preserve the rights of shareholders (such as by resisting attempts to entrench management), and that are consistent with the portfolio management activities of the Fund.
A.	Proxy Voting Guidelines
If needed the Adviser will establish a proxy review team.
Generally the sub-adviser is responsible for (i) the oversight and administration of proxy voting on behalf of the  Funds, including developing, authorizing, implementing and updating i its proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the sub-adviser. However, if the Adviser votes any proxy, the proxy review team would be responsible for such items.
The Adviser has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Attachment A.  A copy of the sub-adviser's proxy voting policy ("Policy") is included in the Fund's registration statement filed with the SEC.  The Adviser or sub-adviser may amend or supplement the Guidelines or Policy, as the case may be, from time to time. All Guidelines or Policy are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines or Policy giving appropriate consideration to the circumstances of the company or fund whose proxy is being voted.

B.	Proxy Voting Procedure
The sub-adviser tracks the occurrence of shareholder meetings, and obtains and evaluates the proxy information provided by the funds or companies whose shares are being voted.
Each vote cast by the sub-adviser on behalf of a Fund is done on a case-by-case basis, taking into account all relevant factors in accordance with the sub-adviser's Policy.
Where a proxy proposal raises a material conflict between the Adviser's or sub-adviser interests and the Funds' interests, the Adviser or sub-adviser will resolve such conflict in the best economic interests of the Fund and its shareholders (see below).
Prior to a proxy voting deadline, the sub-adviser will make a determination as to how to vote each proxy proposal based its analysis of the proposal and its Policy. In evaluating a proxy proposal, the sub-adviser may consider information from many sources, including management of the company or a fund, shareholder groups and independent proxy research services.  The sub-adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.
C.	Conflicts of Interest

As noted above should the sub-adviser identify a conflict of interest that impedes its ability to vote a proxy and we are called upon to exercise voting authority, we will vote in accordance with the Guidelines.
The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company or fund, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances. Whenever the proxy review team determines that it is in the Fund's best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal), the proxy review team shall be responsible for evaluating information relating to conflicts of interest in connection with voting the Fund's proxy.

1.	Indentifying Conflicts of Interest

For purposes of identifying conflicts under these procedures, the proxy review team will rely on publicly available information about a company or fund and its affiliates, information about the company or fund and its affiliates that is generally known by the Adviser's employees, and other information actually known by a member of the proxy review team.

For example, the proxy review team may determine that the Adviser has a conflict of interest as a result of the significant business relationships.

•
Significant Business Relationships – The proxy review team will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for the Adviser to vote in favor of management.

2.	Determining Whether a Conflict is Material

In the event that the proxy review team determines that the Adviser has a conflict of interest with respect to a proxy proposal, the proxy review team shall also determine whether the conflict is "material" to that proposal. The proxy review team may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the proxy review team must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the proxy review team determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the best interests of the Fund and its shareholders.

3.	Voting Proxies Involving a Material Conflict

In the event that the proxy review team determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the proposal shall be voted by either (i) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) fully disclose the nature of the conflict to the Fund and obtain the Fund's consent as to how Aspiration shall vote on the proposal (or otherwise obtain instructions from the Fund as to how the proxy should be voted).
The Adviser may not address a material conflict of interest by abstaining from voting, unless the proxy review team has determined that abstaining from voting on the proposal is in the best interests of the Fund and its shareholders.
The proxy review team shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the proxy review team. The existence of a material conflict of interest will not affect the proxy review team's determination that it is in the best interests of the Fund and its shareholders not to vote a proxy.

4.	Disclosure

In accordance with the Advisers Act, the Adviser reports upon request to its clients regarding the manner in which their proxies are voted. It is the Adviser's general policy not to disclose to any issuer or third party how it or the sub-adviser has voted client proxies, except as otherwise required by law.

5.	Record Retention
The Adviser or the sub-adviser maintains the books and records required by Rule 204-2(c) (2) under the Advisers Act in the manner and for the periods required.

ATTACHMENT A

PROXY VOTING GUIDELINES

Should the sub-adviser identify a conflict of interest that impedes its ability to vote a proxy and we are called upon to exercise voting authority, we will vote in accordance with our proxy voting policy that we have adopted and implemented, including the Guidelines.  We expect the cases where we have to vote proxies to be extremely rare. If we vote proxies, our objective is to do so in the best economic interests of the Fund and its shareholders considering all relevant factors.
One of the primary factors the Advisor considers when determining the desirability of investing in a fund is the quality and depth of its portfolio management. Accordingly, the Adviser believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, the Adviser will vote on most issues presented in a company or fund proxy statement in accordance with the position of the company's management, unless the Adviser determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the security. However, the Adviser will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in the Adviser's judgment, it would not be in the best interests of the Fund or its shareholders to do so.

The Adviser generally characterizes proxy voting issues into three Levels (I, II and III). The Level of proposal will determine the depth of research required by the proxy review team when deciding how to vote each proxy. Level I matters normally are voted based on the recommendation of the issuer's management. Matters that could meaningfully impact the position of existing shareholders (Levels II and III) are given special consideration and voted in a manner that is believed to support the interests of shareholders. Whenever the proxy review team determines that it is in a Fund's best interest to vote on a particular proposal in a manner other than in accordance with the Guidelines (or the Guidelines do not address how to vote on the proposal, the proxy review team shall be responsible for evaluating information relating to conflicts of interest in connection with voting the client proxy.

A.	Level I Proposals
Level I proposals are those which do not propose to change the structure, by-laws, or operations of a company or fund to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. However, the proxy review team will review that issue before making a conclusion as to how a vote would be in the best interest of the Fund.

•	Approval of auditors
•	Election of directors and officers of the fund or corporation
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes
•	Elimination of preemptive rights
•	Incentive compensation plans
•	Changing the date and/or the location of the annual meetings
•	Minor amendments to the articles of incorporation
•	Remuneration for directors
•	Automatic dividend reinvestment plans
•	Retirement plans, pension plans and profit sharing plans, creating or and amendments thereto

B.	Level II Proposals

Issues in this category are more likely to affect the structure and operations of a company or fund and, therefore, will have a greater impact on the value of a Fund's investment. The proxy review tream will review each issue in this category on a case-by-case basis and perform diligent research to make a decision based on the best interest of the Fund. In those instances where the decision is not clear cut, the proxy review team's voting decisions will be made based on the perceived best interest of the Fund or its shareholders. Level II proposals include:

•	Mergers and acquisitions
•	Restructuring
•	Re-incorporation or formation
•	Changes in capitalization
•	Increase or decrease in number of directors
•	Increase or decrease in common stock
•	Material changes in terms for fees or expenses of a fund
•	Material changes in investment policies or guidelines of a fund
•	Stock option plans or other compensation plans
•	Social issues

C.	Level III (Corporate Governance) Proposals

The Adviser generally will vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential of their investments. In addition to the steps taken to render a decision in the above-mentioned scenarios (Level I and Level II proposals), the proxy review team may find it necessary to contact company or fund management to discuss such proposal to gain a more complete understanding before casting a vote. Proposals in Level III may include:
•	Poison Pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Board classification without cumulative voting
•	Confidential voting

EMERALD SEPARATE ACCOUNT MANAGEMENT, LLC
PROXY VOTING POLICY
The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote.   It is EMSAM's policy to vote all such proxies.   Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund's management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors
2)	insuring that these directors have properly supervised management
3)	resolve issues of natural conflict between shareholders and managers
a.	Compensation
b.	Corporate Expansion
c.	Dividend Policy
d.	Free Cash Flow
e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.
f.	Preserving Integrity
In voting proxies, EMSAM will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients.   Consistent with this objective, EMSAM will exercise its vote in an activist pro-shareholder manner in accordance with the following policies.
I.	BOARDS OF DIRECTORS
In theory, the board represents shareholders, in practice, all too often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position.  In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterion to adequately protect shareholders' ongoing financial interest and to properly conduct a board member's oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations.   Too many companies are really ownerless.  Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A. Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

•	Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.
•	Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.
•	Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

•	Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).
•	Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.
•	Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.
•
Votes should  be withheld  for  incumbent  directors of poor  performing companies; defining poor  performing  companies as  those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

•
Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders' views, review management, and provide oversight of the board and their directors.

B. Selection of Accountants: EMSAM will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C. Incentive Stock Plans. EMSAM will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D. Corporate restructuring plans or company name changes will generally be evaluated on a case by case basis.

E. Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EMSAM normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G. Mergers and/or Acquisitions.   Each  merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation EMSAM will vote its shares on a case by case basis.

II.	CORPORATE GOVERNANCE ISSUES
These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A.
Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders' right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution:    Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B.
Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1.   Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2.   Shareholder Rights Plans (Poison Pills):
Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders.   The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution:   Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3.   Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EMSAM adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution:  Vote Against proposals creating different classes of stock with unequal voting privileges.

4.   Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5.   Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy  in order to consummate a merger.   The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive.  Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution:   Vote Against management proposals to implement fair  price provisions and vote For shareholder proposals to eliminate them. Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6.   Increases in authorized shares and/or creation of new classes of common and preferred stock:
a.  Increasing authorized shares.
EMSAM will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure.  When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.  Resolution:  On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b.  Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders.   These "blank check" issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.  Resolution: EMSAM would vote AGAINST management in allowing the Board the discretion to issue any type of "blank check" stock without shareholder approval.
c.  Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some  recourse for losses that are caused by  negligence on  the part  of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action. Resolution: On a case by case basis, EMSAM votes Against attempts by management to eliminate directors and management liability for their duty of care.
d.   Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as "golden parachutes" or "tin parachutes" as  they  are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type. Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically  designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e.  Greenmail
EMSAM would not support management in the payment of greenmail. Resolution: EMSAM would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f.  Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.
Resolution: Cumulative voting tends to serve special interest s and not those of shareholders, therefore EMSAM will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g.   Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: "amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal". Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests.  Resolution:    EMSAM will vote Against proposals that would discourage the most productive use  of corporate assets in advance.

h.  Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution:   Vote For proposals to establish secret ballot voting.

i.   Disclosure
Resolution: EMSAM will vote Against proposals that would require any kind of unnecessary disclosure of business records. EMSAM will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j.   Sweeteners
Resolution: EMSAM will vote Against proposals that include what are called "sweeteners" used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal  as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k.   Changing the State of Incorporation
If management sets forth a proposal to change the State of Incorporation, the reason for change is  usually  to take advantage of  another state's liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case by case basis, EMSAM will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.   Equal Access to Proxy Statements
EMSAM supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a  proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EMSAM will support any proposal calling for equal access to proxy statements.

m.    Abstention Votes
EMSAM supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares "represented" or "cast" at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution:   EMSAM will support any proposal to change a company's by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A. Human Rights
B. Nuclear Issues
C. Defense Issues
D. Social Responsibility

EMSAM, in general supports the position of management. Exceptions to this policy include:

1.   South Africa
EMSAM will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.   Northern Ireland
EMSAM will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

EMSAM may manage a variety of corporate accounts that are publically traded. EMSAM will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.

UBS ASSET MANAGEMENT (AMERICAS)
INC. CORPORATE GOVERNANCE AND PROXY
VOTING POLICY AND PROCEDURS

Policy Summary

Underlying our voting and corporate governance policies we have two fundamental objectives:

1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.
2.	As an investment advisor, we have a strong commercial interest that companies in which we invest on behalf of our clients are successful. We promote best practice in the boardroom.
To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice.

This policy helps to maximize the economic value of our clients' investments by establishing proxy voting standards that conform with UBS Asset Management's philosophy of good corporate governance.

Risks Addressed by this Policy

This policy is designed to address the following risks:

•	Failure to provide required disclosures for investment advisers and registered investment companies.
•	Failure to vote proxies in best interest of clients and funds.
•	Failure to identify and address conflicts of interest.
•	Failure to provide adequate oversight of third party service providers.

A.   Global Corporate Governance Principles

Overview

These principles describe the approach of UBS Asset Management (Americas) Inc. ("UBS Asset Management") to corporate governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Asset Management have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Asset Management has a fiduciary duty to vote shares in the clients' best interests. These principles set forth UBS Asset Management's approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Asset Management. UBS Asset Management believes that these principles are reasonably designed to ensure that proxies are voted in the best interest of clients.

Key Principles

UBS Asset Management's global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.

We believe voting rights have economic value and should be treated accordingly. Where we have been given the discretion to vote on clients' behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Underlying our voting and corporate governance principles we have two fundamental objectives:

1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.
2.	As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.
To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS Asset Management offices worldwide. However, these Principles permit individual regions or countries within UBS Asset Management the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure

Significant factors for an effective board structure include:
•	An effective Chairman is key;
•	The roles of Chairman and Chief Executive generally should be separated;
•	Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;
•	The Board should include executive and non-executive directors; and
•	Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities

Significant factors for effective discharge of board responsibilities include:
•	The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).
•	The Board should ensure that at all times:
Appropriate management succession plans are in place;
The interests of executives and shareholders are aligned; The financial audit is independent and accurate;
The brand and reputation of the company is protected and enhanced;
A constructive dialogue with shareholders is encouraged; and
It receives all the information necessary to hold management accountable.

Areas of Focus

Examples of areas of concern related to our Corporate Governance focus include the following:
•	Economic value resulting from acquisitions or disposals;
•	Operational performance;
•	Quality of management;
•	Independent non-executive directors not holding executive management accountable;
•	Quality of internal controls;
•	Lack of transparency;
•	Inadequate succession planning;
•	Poor approach to corporate social responsibility;
•	Inefficient management structure; and
•	Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.

B.   Macro-Rationales and Explanations for Proxy Voting

Overview

These macro-rationales and explanations detail UBS Asset Management's approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.

Macro-Rationales are used to help explain our proxy vote. The Macro-Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility for our analyst to reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.
PROXY VOTING MACRO RATIONALES & EXPLANATIONS
Macro Rationale	Explanation
1. General Guidelines
a. When our view of the management is favorable, we generally support current management initiatives.  When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.
1. View of management is Favorable. 2. View of management is UnFavorable.
b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.	1. Management performance is questionable.
c. Where there is a clear conflict between management and shareholder interests, even in those cases where management's performance has been adequate, we may elect to vote against management.	1. A conflict exists between the board and shareholder interests.
d. In general, we oppose proposals, which in our view, act to entrench management.	1. Proposal entrenches management.
e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.
1. While we support management, this proposal should be voted on by shareholders.

2. Board of Directors and Auditors
a. Unless our objection to management's recommendation is strenuous, if we believe auditors are competent and professional, we support continuity in the appointed auditing firm subject to regular review.
1. We believe the auditors are competent. 2. We object to these auditors. 3. Nominee for independent Internal Statutory Auditor is not considered independent.
b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.
1. Shareholders should be able to set the size of the board.
c. We generally vote for proposals that permit shareholders to act by written consent and/or entitle shareholders to call a special meeting.	1. Shareholders should have the right to call a special meeting.
Macro Rationale	Explanation
d. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.	1. Company does not have a lead director. 2. Company has a lead director. 3. Combined Chairman and CEO, contrary to best practice.
e. We will normally vote for all board members unless we determine conflicts exist or the board is not independent.
1. Board ignored shareholder vote.

2. Executive contract exceeds 1 year in length.

3. Not considered independent and/or insufficient independent non-executives.

4. Member of the Audit or Remuneration Committee(s), not considered Independent.

 5. Bundled resolution for election of Directors is not appropriate.

6. Not Independent; serves on the Compensation and Nomination Committees.

7. Executive contract exceeds 4 years.

8. Not in shareholders' interests.

3. Compensation
a. We will not try to micro-manage compensation schemes; however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.
1. We will not micro-manage compensation. 2. The overall quantum of remuneration is too high.
b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.	1. Compensation should be set by the board, not shareholders.
c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.
1. Transparency in compensation is desired.

Macro Rationale	Explanation
d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles or is highly dilutive.

1. Remuneration policy is insufficiently aligned with shareholder interests.

2. The vesting conditions are inappropriate.

3. The vesting conditions are insufficiently challenging.

4. The matching awards are too generous.

5. The re-pricing of options is against best practice.

6. Dilution of executive remuneration scheme exceeds best practice guidelines.

7. Plan structure does not provide suitable long term incentive.

8. Performance conditions unsatisfactory.

9. Contrary to best market practice.

e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.
1. Rewards for poor performance are unacceptable.
f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably.  We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.
1. Compensation should be balanced.
g. In order to increase reporting transparency and approximate accuracy, we believe stock options should be expensed.	1. Stock Options should be expensed.
Rationale	Explanation
4. Governance Provisions
a. We believe that votes at company meetings should be determined on the basis of one share, one vote. We will vote against cumulative voting proposals.	1. One Share, One Vote.
b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take-over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.
1. Poison Pill proposals should have shareholder approval. 2. Current anti-takeover provisions are adequate.
c. Any substantial new share issuance should require prior shareholder approval.	1. Significant share increase should have shareholder approval.
d. We believe proposals that authorize the issuance of new stock without defined terms or have conditions that are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

1. Blank check stock issuance is not acceptable.

2. Anti-takeover defense; not in shareholders' interests.

3. General authority to issue shares without pre-emption rights is not in shareholders' interests.

e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.	1. We support efforts to improve board independence.
f. We generally do not oppose management's recommendation to implement a staggered or classified board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.
1. Staggered or classified boards provide continuity. 2. Annual election of directors agreeable with management approval.
g. We will support reasonable proposals that enable shareholders to directly nominate directors.	1. Proposal to nominate directors is reasonable. 2. Proposal to nominate directors is questionable.
h. We will vote for shareholder proposals requesting directors be elected by a Majority Vote unless the company has cumulative voting, a director resignation policy is in place or is very likely to have one in place by the next meeting.
1. A director resignation policy is in place. 2. A director resignation policy is not in place.
Macro Rationale	Explanation
i. We will normally vote for proposals that reduce supermajority voting limits.	1. We support reductions in super majority voting. 2. Existing super majority voting conditions are reasonable.
j. We will vote in favour of shareholder resolutions for confidential voting.	1. We encourage confidential voting.
5. Capital Structure and Corporate Restructuring
a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.
1. Companies are free to incorporate anywhere. 2. Actions are motivated to entrench management.
b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action.  We support shareholder proposals to eliminate dual class schemes.
1. Dual classes of stock are inappropriate.
6. Mergers, Tenders Offers & Proxy Contests
a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.	1. We agree with the merger. 2. We object to the merger.
7. Social, Environmental, Political & Cultural
a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.	1. Companies should be free to compete anywhere in the world.
Macro Rationale	Explanation
b. There are occasional issues we support that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution.  While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal.  We prefer to address these issues through engagement.
1. Special interest proposals should not be addressed in the proxy.

c. Unless directed by clients to vote in favour of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.
1. Proposal poses an unnecessary economic cost on the company.
8. Administrative and Operations
a. Occasionally, stockholder proposals, such as asking for reports, conducting studies and making donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue.  Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.
1. Special reports, studies and disclosures are not considered economic.
b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement.  However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.
1. Regulatory agencies do not require this action.
Macro Rationale	Explanation
9. Miscellaneous
a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.	1. Voted in accordance with a client guideline.
b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote.  Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).
1. Obstacles exist to effectively voting this proxy. 2. Local voting practices could restrict our ability to manage the portfolio.
c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.
1. Voting delegated to a proxy voting service per our guidelines.
d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.	1. Lack of details on proposals.

C.    Global Voting and Corporate Governance Procedures
Overview
Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS Asset Management, we have fiduciary duty to vote shares in the clients' best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest between UBS Asset Management and our clients' best interest.
I.      Corporate Governance Committee
Members
The UBS Asset Management Global Corporate Governance Committee (the "Global Committee") will approve the membership of the UBS Asset Management Corporate Governance Committee (the "Americas Committee"). The membership in the Global Committee will be approved by the Equities Investment Committee of UBS Asset Management.

Responsibilities of the Global Committee
•	To review, approve and oversee the implementation of the Global Corporate Governance Principles.
•	Keep abreast of and share trends in corporate governance and update these principles as necessary.
•	To provide a forum for discussing corporate governance issues between regions.
•	Coordinate with the Communications group on all corporate or other communication related to global proxy issues.
•	Consult with Analyst, Research Directors and others regarding issues relevant to portfolio companies.
•	Engage and oversee any independent proxy voting services being used.
•	Oversee the activities of the Local Corporate Governance Committees.
•	Review and resolve conflicts of interest by ensuring that the voting decision taken would remain the same irrespective of the fact that, for instance, a company is also a client of Global AM.
Meetings
Meetings will be held at least quarterly.
Local Corporate Governance Committees
Each office or region, as applicable, will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. Each local Corporate Governance Committee will set its own agenda. The Global Committee will nominate the chairs for the Local Corporate Governance Committees. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.
Responsibilities of the Americas Corporation
The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.
•	Keep abreast of and share trends in corporate governance and update local policy as necessary.
•	Provide a forum for discussing corporate governance issues within a region.
•	Oversee the proxy voting process.
•	Coordinate with the Communications group all corporate or other communication related to local proxy issues.
•	Consult with Analysts, Research Directors and other regarding issues relevant to portfolio companies.

•	Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.
•	Minutes of meetings to be sent to the Global Committee.
Meetings
Meetings will be held at least twice a year.
II.     Interaction with Company and Board Directors
Relationship with the Company and the Board of Directors
On behalf of our clients, we aim to be supportive, long-term shareholders. We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.
We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.
These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management's performance. They also allow us to monitor a particular company's development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.

Formal Communications with the Board

Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.
If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company's corporate governance practices. The intent of the meeting with non-executive (outside) directors is to understand the company better and to communicate our concerns.
All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the Legal & Compliance Department.
If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may:
Formally communicate with the Chairman of the Board or the full Board of Directors;
Withdraw our support for the common stock;
Reflect our positions in our proxy vote opportunities; or
Contact other shareholders regarding our concerns.
Any such steps may only be taken in compliance with applicable law.
III.       Contacting the Media
UBS Asset Management generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance must be directed via Communications/Marketing (country/region/business/investment/global) to the relevant investment area and Legal & Compliance Department. The will determine if there is to be an exception to this rule and inform the relevant Marketing/Communications team. The situation will be explained to UBS Media Relations who will notify the journalist of our position.

IV.       Proxy Voting Process
Given the magnitude of the effort, availability of resource and local customs, certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. All operational proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.
The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.
The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or other members of the Americas Committee for guidance on how to vote non-routine matters.
The Americas Committee, or its delegate, will:
Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;
Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;
Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;
Implement procedures to vote proxies in accordance with client direction if applicable; and
Conduct periodic due diligence on any proxy voting services being employed.

V.       Proxy Voting Disclosure Guidelines
General
Upon request or as required by laws or regulation, UBS Asset Management will disclose to a client or client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.
Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS Asset Management Corporate Governance principles. (See Proxy Voting Conflict Guidelines below).
Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including, but not limited to, proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose out voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance Department.
Any employee, office or director of UBS Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

Companies may be provided with the number of shares we own in them.
Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.
In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.
We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
The Chairman of the Global Committee and the Chair of the Americas Committee must approve exceptions to this disclosure policy.
VI.       Proxy Voting Conflict Guidelines
In addition to the Proxy Voting Disclosure Guidelines above, UBS Asset Management has implemented guidelines to address conflict of interests that arise in connection with our exercise of voting rights on behalf of clients. A conflict of interest is a relationship or activity engaged in by UBS Asset Management that creates an incentive, or appearance thereof, to favor the interests of UBS Asset Management over the interests of the client. A conflict of interest is "material" if a reasonable person could expect the conflict to influence UBS Asset Management's proxy vote. The principal conflict process covered by this policy is where the issuer being voted upon is a client of UBS Asset Management.
The following guidelines seek to address conflicts of interest in a manner that promotes the client's best interest:
•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.
•
UBS Asset Management and its affiliates engages in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involves in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately.[1] In the event of any conflict of interest issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.

•	Where UBS Asset Management is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.
VII.       Record Keeping
UBS Asset Management will maintain records of proxies voted. Such records include copies of:
Our policies and procedures;
Proxy statements received;
Votes cast per client;
Number of shares voted;
Communications received and internal documents created that were material to the voting decision; and
A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.

Appendix A
Special Disclosure Guidelines for Registered Investment Company Clients
1.  Registration Statement (Open-end and Closed-End Funds) Management is responsible for ensuring the following:
That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds' behalf, are described in the SAI. The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement.
That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund's website, or both; and (ii) on the Securities and Exchange Commission's (the "Commission") website. If a request for the proxy voting record is received, the Fund must send the description of the Fund's proxy voting within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.
2.  Annual and Semi-annual Shareholder Reports (Open-End and Closed-End Funds)
Management is responsible for ensuring the following:
That each Fund's shareholder report contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a toll free or collect telephone number; (ii) on the Fund's website, if applicable; and (iii) on the Commission's website.
That the report contain a statement that information regarding how the fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a toll-free (or collect) telephone number; or on or through the Fund's website, or both; (ii) on the Commission's website. If a request for the proxy voting record is received, the Fund must send a description of the Fund's proxy voting within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long the fund discloses that it is available on the website.
3.  Form N-CSR (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may be included with the filing. However, the Commission's preference is that the procedures by included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.
That the N-CSR disclosure includes the procedures that are used when a cote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter, or any affiliated person of the fund, its investment adviser or principal underwriter, on the other hand.
4.  Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

That the securities lending agreement used by a Fund will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have a material effect on the applicable Fund's investment in the loaned security.
That each fund files its complete proxy voting records on Form N-PX for the twelve month period ended June 30 by no later than August 31 of each year.
Fund management is responsible for reporting to the Fund's Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds' Form N-PX.

5.   Oversight of Disclosure
The Fund's Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds' Chief Compliance Officer shall recommend to each Fund's Board any changes to these policies and procedures that he or she deems necessary to appropriate to ensure that Funds' compliance with relevant federal securities laws.
Responsible Parties
The following parties will be responsible for implementing and enforcing this policy: The Americas Committee and Chief Compliance Office of UBS Asset Management or his/her designees.
Documentation
Monitoring and testing of this policy will be documented in the following ways:
•	Annual review by Funds' and UBS Asset Management's Chief Compliance Officer of effectiveness of these procedures.
•	Annual Report of Funds' Chief Compliance Officer regarding the effectiveness of these procedures
•	Periodic review of any proxy service vendor by the Chief Compliance Officer
•	Periodic review of any proxy votes by the America Committee
Compliance Dates
•	File Form N-PX by August 31 for each registered investment company client
•	Annual review by the Funds' and UBS Asset Management's Chief Compliance Officer of the effectiveness of these procedures
•	Annual Report of Funds' Chief Compliance Officer regarding the effectiveness of these procedures
•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable
•	Periodic review of any proxy service vendor by the Chief Compliance Officer
•	Periodic review of proxy votes by the America Committee
Other Policies
Other policies that this policy may affect include:
•	Recordkeeping Policy
•	Affiliated Transaction Policy
•	Code of Ethics

•	Supervision of Service Providers Policy
Portfolio Manager Compensation Disclosure
UBS Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.
In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements; a fixed component (base salary and benefits) and an annual discretionary performance award.
Fixed component (base salary and benefits):
•	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.
•	The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.
Performance award
•	Determined annually on a discretionary basis.
•
Based on the individual's financial and non-financial contribution – as assessed through a rigorous performance assessment process – as well as the performance of their respective function, of UBS Asset Management and of UBS as a whole

•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
•	Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS Asset Management Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):
•
Global AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The National Funds awarded under the Global AM EOP are aligned to selected UBS Asset Management fund. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Asset Management. This alignment with UBS Asset Management funds enhances the alignment of investment professionals' and other employees' interests with those of our clients.

•
The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Asset Management believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.
Equities has an investment boutique structure to enhance alignment of interests, transparency and autonomy within each team, while retaining all the benefits of a large organization. This boutique structure includes an incentive model, introduced for performance year 2013 onwards, tailored for each boutique, which provides an indicative range for performance awards, directly linked to the business results of the boutique, subject to delivery against key performance indicators including investment performance and client satisfaction.

For analysts, performance awards are, in general, based on performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communications within and between teams with portfolio managers.

_______________________
1.  Legal & Compliance personnel may have contract with their counterparts working for an Affilitate on matters involving information barriers.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.   Exhibits
(a)(1)	Declaration of Trust ("Trust Instrument").[1]
(a)(2)	Amended and Restated Declaration of Trust.[2]
(b)(1)	By-Laws.[2]
(c)	Articles III, V, and VI of the Trust Instrument, Exhibit 23(a) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)
(d)(1)	Investment Advisory Agreement between Registrant and Aspiration Fund Adviser, LLC, as investment advisor for the Aspiration Funds.[8]
(d)(2)	Investment Sub-Advisory Agreement between Aspiration Fund Advisers, LLC and Emerald Separate Account Management, LLC, as investment sub-advisor for the Aspiration Flagship Fund.[4]
(d)(3)	Investment Sub-Advisory Agreement between Aspiration Fund Advisers, LLC and UBS Global Asset Management, LLC, as investment sub-advisor for the Aspiration Redwood Fund. [8]
(e)	Distribution Agreement between the Registrant and Capital Investment Group, Inc., as distributor for the Aspiration Funds.[8]
(f)	Not Applicable.
(g)	Custody Agreement between the Registrant, UMB Bank, n.a., and the Nottingham Company.[8]
(h)(1)	Fund Accounting and Administration Service Agreement between the Registrant and The Nottingham Company, as administrator for the Aspiration Funds.[11]
(h)(2)	Dividend Disbursing and Transfer Agent Agreement between the Registrant and Nottingham Shareholder Services, LLC ,as transfer agent for the Registrant.[11]
(h)(3)	Expense Limitation Agreement between the Registrant and Aspiration Fund Adviser, LLC as the investment advisor for the Aspiration Flagship Fund. [4]
(h)(4)	Expense Limitation Agreement between the Registrant and Aspiration Fund Adviser, LLC as the investment advisor for the Aspiration Redwood Fund.[8]
(i)(1)	Opinion and Consent of Counsel with respect to the Aspiration Flagship Fund.[4]
(i)(2)	Opinion and Consent of Counsel with respect to the Aspiration Redwood Fund.[8]
(j)	Consent of independent public accountants.[11]
(k)	Not applicable.

(l)(1)	Initial Subscription Agreement for the Aspiration Flagship Fund.[4]
(l)(2)	Form of Initial Subscription Agreement for the Aspiration Redwood Fund.[8]
(m)	Distribution Plan under Rule 12b-1 for the Aspiration Funds.[8]
(n)	Multiple Class Plan Pursuant to Rule 18f-3 for the Aspiration Funds.[4]
(o)	Reserved.
(p)(1)	Code of Ethics for the Registrant.[8]
(p)(2)	Code of Ethics for Aspiration Fund Adviser, LLC, investment advisor to the Aspiration Funds.[10]
(p)(3)	Code of Ethics for Emerald Separate Account Management, LLC, investment sub-advisor to the Aspiration Flagship Fund.[10]
(p)(4)	Code of Ethics for UBS Global Asset Management, LLC, investment sub-advisor to the Aspiration US Sustainable Equity Fund.[6]
(q)	Copy of Power of Attorney.[6]

1.	Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 23, 2013.
2.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed on June 19 2014.
3.	Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A filed on August 15, 2014.
4.	Incorporated herein by reference to Pre-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed on September 23, 2014.
5.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on January 28, 2015.
6.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A filed on March 27, 2015.
7.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on August 19, 2015.
8.	Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed on November 2, 2015.
9.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed on January 28, 2016.
10.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on January 28, 2017.
11.	Filed herewith.

ITEM 29.   Persons Controlled by or Under Common Control with the Registrant
No person is controlled by or under common control with the Registrant.

ITEM 30.   Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.  The Registrant's Trust Instrument contains the following provisions:

Article VII. Section 2.  Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Adviser or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.
Article VII. Section 3.  Indemnification.
(a)  Subject to the exceptions and limitations contained in Subsection (b) below:
(i)  every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and
(ii)  as used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b)  No indemnification shall be provided hereunder to a Covered Person:
(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(ii)  in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)  To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.
(e)  Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
In addition, the Registrant has entered into Investment Advisory Agreements with its Adviser and Distribution Agreements with its Distributor.  These agreements provide indemnification for those entities and their respective affiliates.  The Advisers' and Distributor's personnel may serve as trustees and officers of the Trust.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Securities Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.
ITEM 31.  Business and other Connections of the Investment Advisor
See the section of the Prospectuses entitled "Management of the Fund – The Investment Advisor" and the section of the Statements of Additional Information entitled "Management and Other Service Providers" for the activities and affiliations of the officers and directors of the investment advisors to the Registrant.  The investment advisors provide investment advisory services to numerous institutional and individual clients in addition to the Registrant.
ITEM 32.  Principal Underwriter
(a)	Capital Investment Group, Inc. is underwriter and distributor for Aspiration Flagship Fund and Aspiration Redwood Fund.
(b)
Set forth below is information concerning each director and officer of the Distributor.  The principal business address of the Distributor and each such person is 100 E Six Forks Road, Suite 200, Raleigh, NC 27609, 919-831-2370.

(1)	(2)	(3)
Name	Position and Offices With Underwriter	Positions and Offices with Registrant
Richard K. Bryant	President	None
E.O. Edgerton, Jr.	Vice President	None
Con T. McDonald	Assistant Vice-President	None
W. Harold Eddins, Jr.	Assistant Vice-President	None
Kurt A. Dressler	Assistant Vice-President	None
Ronald L. King	Chief Compliance Officer	None
(c)	Not applicable.
ITEM 33.  Location of Accounts and Records
Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by UMB Bank, n.a., the custodian to the Registrant; The Nottingham Company, fund accountant and administrator to the Registrant; Nottingham Shareholder Services, LLC, transfer agent to the Registrant; or by each of the investment advisors to the Registrant.
The address of UMB Bank, n.a. is 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106.  The address of The Nottingham Company is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina, 27802-0069.  The address of Nottingham Shareholder Services, LLC is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  The address for Aspiration Fund Adviser, LLC, investment advisor for the Aspiration Funds, is 4551 Glencoe Avenue, Marina Del Rey, California 90292.  The address for Emerald Separate Account Management, LLC, investment sub-advisor for Aspiration Flagship Fund, is 3175 Oregon Pike, Leola, Pennsylvania 17540.  The address for UBS Global Asset Management (Americas), Inc., investment sub-advisor for Aspiration US Sustainable Equity Fund, is 9200 West Sunset Boulevard, Los Angeles, California 90069.
ITEM 34.  Management Services
None.
ITEM 35.  Undertakings
(1)	Aspiration Fund Adviser, LLC (the "Advisor") will disclose to the Trust's Board of Trustees the amount of aggregate investment advisory fees it receives from clients.

(2)	The aggregate amount of advisory fees received by the Advisor will be disclosed in the 15(c) discussion in the Fund's shareholder reports.

(3)
Any change to the advisory fee structure with respect to client investments in the Fund will be implemented by amending the Investment Advisory Agreement between the Advisor and the Fund in accordance with Section 15 of the 1940 Act.

(4)	The Advisor will permit clients to invest new money in the Fund even if the investor continues to pay an advisory fee of 0.00%.

(5)	The Advisor will provide to investors information about the range of fees voluntarily paid by other investors in the Fund.

(6)	The Advisor will provide to investors information about advisory fees paid by other funds in the Fund's industry peer group.

(7)	The advisory fee structure will be described in the Advisor's Form ADV.

(8)
Total return or yield of the Aspiration Flagship Fund calculated in accordance with various items of Form N-1A (including any advertisements) will also reflect a reduction for an assumed payment of a 2% annual fee.

(9)
Total return or yield of the Aspiration Redwood Fund calculated in accordance with various items of Form N-1A (including any advertisements) will also reflect a reduction for an assumed payment of a 2% annual fee.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, State of North Carolina on this 26th day of January, 2018.

Aspiration Funds

By:	/s/ Matthew J. Beck
Matthew J. Beck
Secretary and Attorney-in-Fact

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

*
David Kingsdale	Independent Trustee and Chairman	January 26, 2018

*
Tom Soto	Independent Trustee	January 26, 2018

*
Coby King	Independent Trustee	January 26, 2018

*
Andrei Cherny	Interested Trustee	January 26, 2018

*
Alexandra Horigan	Interested Trustee	January 26, 2018

/s/ Ashley E. Harris
Ashley E. Harris	Treasurer	January 26, 2018

* By: /s/ Matthew J. Beck	Dated: January 26, 2018
Matthew J. Beck Secretary and Attorney-in-Fact